EXHIBIT 4.4




                             AMENDED AND RESTATED
                               TRUST AGREEMENT


                                    among


                        UNITED COMMUNITY BANKS, INC.,
                                as Depositor,


                          THE CHASE MANHATTAN BANK,
                             as Property Trustee,



                                     and



                        CHASE MANHATTAN BANK DELAWARE,
                             as Delaware Trustee







                          DATED AS OF JULY 20, 1998


                             --------------------

                        UNITED COMMUNITY CAPITAL TRUST
                             --------------------

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







                        UNITED COMMUNITY CAPITAL TRUST

            Certain Sections of this Trust Agreement relating, to
                       Sections 310 through 318 of the
                         Trust Indenture Act of 1939:

Trust Indenture Act                        Trust Agreement
     Section                                 Section
-------------------                        ---------------
Section 310(a)(1) ..........................   8.7
       (a)(2)...............................   8.7
       (a)(3)...............................   8.9
       (a)(4)...............................   2.7(a)(ii)
       (b)..................................   8.8, 10.10(b)
Section 311(a) .............................   8.13, 10.10(b)
       (b)..................................   8.13, 10.10(b)
Section 312(a) .............................   10.10(b)
       (b)..................................   10.10(b), (f)
       (c)..................................   5.7
Section 313(a) .............................   8.15(a)
       (a)(4)...............................   10.10(c)
       (b)..................................   8.15(c), 10.10(c)
       (c)..................................   10.8, 10.10(c)
       (d)..................................   10.10(c)
Section 314(a) .............................   8.16, 10.10(d)
       (b)..................................   Not Applicable
       (c)(1)...............................   8.17, 10.10(d), (e)
       (c)(2)...............................   8.17, 10.10(d), (e)
       (c)(3)...............................   8.17, 10.10(d), (e)
       (e)..................................   8.17, 10.10(e)
Section 315(a) .............................   8.1(d)
       (b)..................................   8.2
       (c)..................................   8.1(c)
       (d)..................................   8.1(d)
       (e)..................................   Not Applicable
Section 316(a) .............................   Not Applicable
       (a)(1)(A)............................   Not Applicable
       (a)(1)(B)............................   Not Applicable
       (a)(2)...............................   Not Applicable
       (b)..................................   5.13
       (c)..................................   6.7
Section 317(a)(1) ..........................   Not Applicable
       (a)(2)...............................   8.14
       (b)..................................   5.10
Section 318(a) .............................   10.10(a)

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                              TABLE OF CONTENTS
                              -----------------
                                                                          PAGE


ARTICLE I DEFINED TERMS......................................................2
      SECTION 1.1.  DEFINITIONS..............................................2

ARTICLE II CONTINUATION OF THE ISSUER TRUST.................................16
      SECTION 2.1.  NAME....................................................16
      SECTION 2.2.  OFFICE OF THE DELAWARE TRUSTEE; PRINCIPAL PLACE OF
                     BUSINESS...............................................16
      SECTION 2.3.  INITIAL CONTRIBUTION OF TRUST PROPERTY;
                     ORGANIZATIONAL EXPENSES................................16
      SECTION 2.4.  ISSUANCE OF THE CAPITAL SECURITIES......................16
      SECTION 2.5.  ISSUANCE OF THE COMMON SECURITIES; SUBSCRIPTION AND
                     PURCHASE OF JUNIOR SUBORDINATED DEBENTURES.............17
      SECTION 2.6.  DECLARATION OF TRUST....................................17
      SECTION 2.7.  AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS........17
      SECTION 2.8.  ASSETS OF TRUST.........................................21
      SECTION 2.9.  TITLE TO TRUST PROPERTY.................................21

ARTICLE III PAYMENT ACCOUNT.................................................22
      SECTION 3.1.  PAYMENT ACCOUNT.........................................22

ARTICLE IV DISTRIBUTIONS; REDEMPTION........................................22
      SECTION 4.1.  DISTRIBUTIONS...........................................22
      SECTION 4.2.  REDEMPTION..............................................23
      SECTION 4.4.  PAYMENT PROCEDURES......................................26
      SECTION 4.5.  TAX RETURNS AND REPORTS.................................27
      SECTION 4.6.  PAYMENT OF TAXES, DUTIES, ETC. OF THE ISSUER TRUST......27
      SECTION 4.7.  PAYMENTS UNDER INDENTURE OR PURSUANT TO DIRECT
                     ACTIONS................................................27
      SECTION 4.8.  LIABILITY OF THE HOLDER OF COMMON SECURITIES............28

ARTICLE V TRUST SECURITIES CERTIFICATES.....................................28
      SECTION 5.1.  INITIAL OWNERSHIP.......................................28
      SECTION 5.2.  THE TRUST SECURITIES CERTIFICATES.......................28
      SECTION 5.3.  EXECUTION AND DELIVERY OF TRUST SECURITIES
                     CERTIFICATES...........................................29
      SECTION 5.4.  GLOBAL CAPITAL SECURITY.................................29
      SECTION 5.5.  REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY;
                     CERTAIN TRANSFERS AND EXCHANGES; CAPITAL
                     SECURITIES CERTIFICATES; SECURITIES ACT LEGENDS........30
      SECTION 5.6.  MUTILATED, DESTROYED, LOST OR STOLEN TRUST
                     SECURITIES CERTIFICATES................................35
      SECTION 5.7.  PERSONS DEEMED HOLDERS..................................36
      SECTION 5.8.  ACCESS TO LIST OF HOLDERS' NAMES AND ADDRESSES..........36
      SECTION 5.9.  MAINTENANCE OF OFFICE OR AGENCY.........................37
      SECTION 5.10.  APPOINTMENT OF PAYING AGENT............................37

      SECTION 5.11.  OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR............37
      SECTION 5.12.  NOTICES TO CLEARING AGENCY.............................38
      SECTION 5.13.  RIGHTS OF HOLDERS......................................38

ARTICLE VI ACTS OF HOLDERS; MEETINGS; VOTING................................40
      SECTION 6.1.  LIMITATIONS ON HOLDER'S VOTING RIGHTS...................40
      SECTION 6.2.  NOTICE OF MEETINGS......................................41
      SECTION 6.3.  MEETINGS OF HOLDERS.....................................42
      SECTION 6.4.  VOTING RIGHTS...........................................42
      SECTION 6.5.  PROXIES, ETC............................................42
      SECTION 6.6.  HOLDER ACTION BY WRITTEN CONSENT........................42
      SECTION 6.7.  RECORD DATE FOR VOTING AND OTHER PURPOSES...............43
      SECTION 6.8.  ACTS OF HOLDERS.........................................43
      SECTION 6.9.  INSPECTION OF RECORDS...................................44

ARTICLE VII REPRESENTATIONS AND WARRANTIES..................................44
      SECTION 7.1.  REPRESENTATIONS AND WARRANTIES OF THE PROPERTY
                     TRUSTEE AND THE DELAWARE TRUSTEE.......................44
      SECTION 7.2.  REPRESENTATIONS AND WARRANTIES OF DEPOSITOR.............45

ARTICLE VIII THE ISSUER TRUSTEES; THE ADMINISTRATORS........................46
      SECTION 8.1.  CERTAIN DUTIES AND RESPONSIBILITIES.....................46
      SECTION 8.2.  EVENTS OF DEFAULT; WAIVER...............................48
      SECTION 8.3.  CERTAIN NOTICES.........................................49
      SECTION 8.4.  CERTAIN RIGHTS OF PROPERTY TRUSTEE......................49
      SECTION 8.5.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                     SECURITIES.............................................51
      SECTION 8.6.  MAY HOLD SECURITIES.....................................51
      SECTION 8.7.  COMPENSATION; INDEMNITY; FEES...........................51
      SECTION 8.8.  CORPORATE PROPERTY TRUSTEE REQUIRED; ELIGIBILITY OF
                     TRUSTEES AND ADMINISTRATORS............................52
      SECTION 8.9.  CONFLICTING INTERESTS...................................53
      SECTION 8.10.  CO-TRUSTEES AND SEPARATE TRUSTEE.......................53
      SECTION 8.11.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR......55
      SECTION 8.12.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.................56
      SECTION 8.13.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                     BUSINESS...............................................56
      SECTION 8.14.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST
                     DEPOSITOR OR ISSUER TRUST..............................57
      SECTION 8.15.  TRUSTEE MAY FILE PROOFS OF CLAIM.......................57
      SECTION 8.16.  REPORTS BY PROPERTY TRUSTEE............................57
      SECTION 8.17.  REPORTS TO THE PROPERTY TRUSTEE........................58
      SECTION 8.18.  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.......58
      SECTION 8.19.  NUMBER OF ISSUER TRUSTEES..............................58
      SECTION 8.20.  DELEGATION OF POWER....................................59
      SECTION 8.21.  APPOINTMENT OF ADMINISTRATORS..........................59
      SECTION 8.22.  DELAWARE TRUSTEE.......................................59

ARTICLE IX DISSOLUTION, LIQUIDATION AND MERGER..............................60
      SECTION 9.1.  DISSOLUTION UPON EXPIRATION DATE........................60
      SECTION 9.2.  EARLY DISSOLUTION.......................................60
      SECTION 9.3.  TERMINATION.............................................61
      SECTION 9.4.  LIQUIDATION.............................................61
      SECTION 9.5.  MERGERS, CONSOLIDATIONS, AMALGAMATIONS OR
                     REPLACEMENTS OF THE ISSUER TRUST.......................63

ARTICLE X MISCELLANEOUS PROVISIONS..........................................64
      SECTION 10.1.  LIMITATION OF RIGHTS OF HOLDERS........................64
      SECTION 10.2.  AMENDMENT..............................................64
      SECTION 10.3.  SEPARABILITY...........................................65
      SECTION 10.4.  GOVERNING LAW..........................................65
      SECTION 10.5.  PAYMENTS DUE ON NON-BUSINESS DAY.......................66
      SECTION 10.6.  SUCCESSORS.............................................66
      SECTION 10.7.  HEADINGS...............................................66
      SECTION 10.8.  REPORTS, NOTICES AND DEMANDS...........................67
      SECTION 10.9  AGREEMENT NOT TO PETITION...............................67
      SECTION 10.10.  TRUST INDENTURE ACT; CONFLICT WITH TRUST
                     INDENTURE ACT..........................................68
      SECTION 10.11.  ACCEPTANCE OF TERMS OF TRUST AGREEMENT, GUARANTEE
                     AND INDENTURE..........................................68


Exhibit A         Certificate of Trust
Exhibit B         Form of Certificate Depositary Agreement
Exhibit C         Form of Common Securities Certificate
Exhibit D         Form of Capital Securities Certificate
Exhibit E         Form of Restricted Securities Certificate

                                  AGREEMENT

         THIS AMENDED AND RESTATED TRUST AGREEMENT, dated as of July 20, 1998, is by and among (i) UNITED COMMUNITY BANKS, INC., a Georgia bank holding company (including any successors or assigns, the "DEPOSITOR"), (ii) THE CHASE MANHATTAN BANK, a New York banking corporation, as property trustee, (in such capacity, the "PROPERTY TRUSTEE" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "BANK"), and (iii) CHASE MANHATTAN BANK DELAWARE, a Delaware banking corporation, as Delaware trustee (the "DELAWARE TRUSTEE") (the Property Trustee and the Delaware Trustee are referred to collectively herein as the "ISSUER TRUSTEES") and (iv) the several Holders, as hereinafter defined.

                             W I T N E S S E T H:
                             -------------------
         WHEREAS, the Depositor and the Delaware Trustee have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by entering into a certain Trust Agreement, dated as of July 13, 1998 (the "ORIGINAL TRUST AGREEMENT"), and by the execution and filing by the Delaware Trustee with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on July 13, 1998 (the "CERTIFICATE OF TRUST"), attached as Exhibit A; and

         WHEREAS, the Depositor and the Delaware Trustee desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Issuer Trust to the Depositor, (ii) the issuance and sale of the Capital Securities by the Issuer Trust pursuant to the Purchase Agreement, (iii) the acquisition by the Issuer Trust from the Depositor of all of the right, title and interest in the Junior Subordinated Debentures, (iv) the appointment of the Administrators, (v) the mandatory exchange by the Property Trustee with the Depositor of the Private Debentures for the Exchange Debentures, and the exchange by the Issuer Trust with the Holders of the Private Capital Securities for the Exchange Capital Securities, each such exchange registered under the Securities Act; and (vi) the addition of the Property Trustee as a party to this Trust Agreement.

         NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Original Trust Agreement in its entirety and agrees, intending to be legally bound, as follows:

                                  ARTICLE I

                                DEFINED TERMS

         SECTION 1.1. DEFINITIONS.

         For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

         (d) All accounting terms used but not defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles as in effect at the time of computation;

         (e) Unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement;

         (f) The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision; and

         (g) All references to the date the Capital Securities were originally issued shall refer to the date the 8.125% Capital Securities were originally issued.

         "ACT" has the meaning specified in Section 6.8.

         "ADDITIONAL AMOUNTS" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest (as defined in the Indenture) paid by the Depositor on a Like Amount of Debentures for such period.

         "ADDITIONAL SUMS" has the meaning specified in Section 10.6 of the Indenture.

         "ADJUSTED TREASURY RATE" means, with respect to any Redemption Date, the Treasury Rate plus (i) 200 basis points if such Redemption Date occurs on or before December 31, 1998 or (ii) 150 basis points if such Redemption Date occurs after December 31, 1998.

         "ADMINISTRATORS" means each Person appointed in accordance with Section
8.21 solely in such Person's capacity as Administrator of the Issuer Trust heretofore formed and continued hereunder and not in such Person's individual capacity, or any successor Administrator appointed as herein provided; with the initial Administrators being Jimmy C. Tallent and Christopher J. Bledsoe.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Capital Security or beneficial interest therein, the rules and procedures of the Depositary for such Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "BANK"  has the  meaning  specified  in the  preamble  to this  Trust
Agreement.

         "BANKRUPTCY EVENT"  means, with respect to any Person:

         (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

         "BANKRUPTCY LAWS" has the meaning specified in Section 10.9.

         "BOARD OF DIRECTORS" means the board of directors of the Depositor or the Executive Committee of the board of directors of the Depositor (or any other committee of the board of directors of the Depositor performing similar functions) or a committee designated by the board of directors of the Depositor (or any such committee), comprised of two or more members of the board of directors of the Depositor or officers of the Depositor, or both.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Issuer Trustees.

         "BUSINESS DAY" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in the City of New York, New York, or the City of Blairsville, Georgia are authorized or required by law or executive order to remain closed or (c) a day on which the Property Trustee's Corporate Trust Office or the Delaware Trustee's Corporate Trust Office or the Corporate Trust Office of the Debenture Trustee is closed for business.

         "CAPITAL SECURITIES CERTIFICATE" means a certificate evidencing ownership of Capital Securities, substantially in the form attached as Exhibit D.

         "CAPITAL SECURITY" means a preferred undivided beneficial interest in the assets of the Issuer Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "CAPITAL TREATMENT EVENT" means, in respect of the Issuer Trust, the reasonable determination by the Depositor that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the date of the issuance of the Capital Securities of the Issuer Trust, there is more than an insubstantial risk that the Depositor will not be entitled to treat an amount equal to the Liquidation Amount of such Capital Securities as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the risk-based capital adequacy guidelines of the Board of Governors of the Federal Reserve System, as then in effect and applicable to the Depositor.

         "CEDE" means Cede & Co.

         "CERTIFICATE DEPOSITARY AGREEMENT" means the agreement among the Issuer Trust, the Property Trustee and the Depositary, as the initial Clearing Agency, dated as of the Closing Date, substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

         "CERTIFICATE OF TRUST" has the meaning specified in the preamble to this Trust Agreement.

         "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depositary shall be the initial Clearing Agency.

         "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "CLOSING DATE" means the Closing Time, which date is also the date of execution and delivery of this Trust Agreement.

         "CLOSING TIME" has the meaning specified in the Purchase Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMMON SECURITIES CERTIFICATE" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

         "COMMON SECURITY" means an undivided beneficial interest in the assets of the Issuer Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "COMPARABLE TREASURY ISSUE" means with respect to any Redemption Date the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life. If no United States Treasury security has a maturity which is within a period from three months before to three months after July 15, 2008, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

         "COMPARABLE TREASURY PRICE" means (A) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Debenture Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.


         "CORPORATE TRUST OFFICE" means the principal corporate trust office of the Property Trustee located in the City of New York which at the time of the execution of this Trust Agreement is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

         "DEBENTURE EVENT OF DEFAULT" means an "Event of Default" as defined in the Indenture.

         "DEBENTURE REDEMPTION DATE" means, with respect to any Junior Subordinated Debentures to be redeemed under the Junior Subordinated Indenture, the date fixed for redemption of such Debentures under the Indenture.

         "DEBENTURE TRUSTEE" means The Chase Manhattan Bank, a New York banking corporation and any successor.

         "DELAWARE BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801, ET SEQ., as it may be amended from time to time.

         "DELAWARE TRUSTEE" means the corporation identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Issuer Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

         "DEPOSITARY" means The Depository Trust Company or any successor thereto.

         "DEPOSITOR" has the meaning specified in the preamble to this Trust Agreement.

         "DISTRIBUTION DATE" has the meaning specified in Section 4.1(a).

         "DISTRIBUTIONS" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

         "EARLY TERMINATION EVENT" has the meaning specified in Section 9.2.

         "EVENT OF DEFAULT" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a)   the occurrence of a Debenture Event of Default; or

         (b) default by the Issuer Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

         (c) default by the Issuer Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

         (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Issuer Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clause (b) or (c) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer Trustees and the Depositor by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Capital Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder; or

         (e) the occurrence of any Bankruptcy Event with respect to the Property Trustee or all or substantially all of its property if a successor Property Trustee has not been appointed within a period of 90 days thereof.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto, as amended from time to time.

         "EXCHANGE CAPITAL SECURITIES" means Capital Securities representing preferred undivided beneficial interests in the assets of the Issuer Trust, issued by the Issuer Trust in an exchange offer for the Private Capital Securities, such exchange offer being registered under the Securities Act, all pursuant to the Registration Rights Agreement; PROVIDED HOWEVER that the aggregate Liquidation Amount of the Private Capital Securities and the Exchange Capital Securities at any one time outstanding shall not exceed $21,000,000.

         "EXCHANGE DEBENTURES" means a new series of junior subordinated debentures issued by the Depositor in a mandatory exchange offer for the Private Debentures, such exchange offer being registered under the Securities Act, all pursuant to the Debenture Exchange and Registration Rights Agreement.

         "EXCHANGE GUARANTEE" means the Exchange Guarantee extended by the Depositor for the benefit of the Holders of Capital Securities pursuant to the Exchange Guarantee Agreement, and registered under the Securities Act pursuant to the Registration Rights Agreement.

         "EXCHANGE GUARANTEE AGREEMENT" means the Guarantee Agreement to be entered into by the Depositor, as Guarantor and The Chase Manhattan Bank, as Guarantee Trustee, pursuant to the Registration Rights Agreement.

         "EXCHANGE OFFER" means an exchange offer of the Exchange Securities for the Securities, which is registered under the Securities Act pursuant to the Registration Rights Agreement.

         "EXPIRATION DATE" has the meaning specified in Section 9.1.

         "GLOBAL CAPITAL SECURITIES CERTIFICATE" means a Capital Securities Certificate evidencing ownership of Global Capital Securities.

         "GLOBAL CAPITAL SECURITY" means a Capital Security, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.4.

         "GUARANTEE" means (i) prior to the exchange in connection with the Exchange Offer, the Private Guarantee and (ii) following the exchange in connection with the Exchange Offer, the Exchange Guarantee.

         "GUARANTEE AGREEMENT" means the Guarantee Agreement dated as of July 20, 1998, between the Depositor, as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee.

         "HOLDER" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

         "INDENTURE" means the Junior Subordinated Indenture, dated as of July 20, 1998, between the Depositor and the Debenture Trustee (as amended or supplemented from time to time) relating to the issuance of the Junior Subordinated Debentures.

         "INITIAL  PURCHASER"  has  the  meaning  specified  in  the  Purchase
Agreement.

         "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

         "INVESTMENT COMPANY EVENT" means the receipt by the Issuer Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Issuer Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Capital Securities.

         "ISSUER TRUST" means United Community Capital Trust.

         "ISSUER TRUSTEES" means, collectively, the Property Trustee and the Delaware Trustee.

         "JUNIOR SUBORDINATED DEBENTURES" means the aggregate principal amount of the Depositor's 8.125% Junior Subordinated Deferrable Interest Debentures due July 15, 2028, issued pursuant to the Indenture.

         "LIEN" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "LIKE AMOUNT" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to that portion of the principal amount of Junior Subordinated Debentures to be contemporaneously redeemed in accordance with the Indenture, allocated to the Common Securities and to the Capital Securities based upon the relative Liquidation Amounts of such classes and (b) with respect to a distribution of Junior Subordinated Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Issuer Trust, Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Debentures are distributed.

         "LIQUIDATION AMOUNT" means the stated amount of $1,000 per Trust Security.

         "LIQUIDATION DATE" means the date on which Junior Subordinated Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Issuer Trust pursuant to Section 9.4.

         "LIQUIDATION    DISTRIBUTION"    has   the   meaning   specified   in
Section 9.4(d).

         "MAJORITY IN LIQUIDATION AMOUNT OF THE CAPITAL SECURITIES" or "MAJORITY IN LIQUIDATION AMOUNT OF THE COMMON SECURITIES" means, except as provided by the Trust Indenture Act, Capital Securities or Common Securities, as the case may be, representing more than 50% of the aggregate Liquidation Amount of all then Outstanding Capital Securities or Common Securities, as the case may be.

         "OFFICERS' CERTIFICATE" means a certificate signed by the Chief Executive Officer, President or an Executive Vice President, a Senior Vice President or Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the party provided herein. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement (other than pursuant to Section 8.17) shall include:

         (a) a statement by each officer signing the Officers' Certificate that such officer has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officers' Certificate;

         (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for or an employee of the Depositor or any Affiliate of the Depositor or any Issuer Trustee.

         "ORIGINAL TRUST AGREEMENT" has the meaning specified in the preamble to this Trust Agreement.

         "OTHER CAPITAL SECURITIES" means the Capital Securities sold by the Initial Purchaser in the initial offering contemplated by the Purchase Agreement to Institutional Accredited Investors in reliance on an exemption from the registration requirement of the Securities Act other than Rule 144A.

         "OUTSTANDING," with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed, authenticated and delivered under this Trust Agreement, EXCEPT:

         (a) Trust Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

         (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Capital Securities, PROVIDED that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

         (c) Trust Securities which have been paid, or in exchange for, or in lieu of which, other Trust Securities have been executed and delivered pursuant to Sections 5.4, 5.5 and 5.6 PROVIDED, HOWEVER, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Capital Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Securities owned by the Depositor, any Issuer Trustee, any Administrator or any Affiliate of the Depositor, shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Issuer Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Securities that such Issuer Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Capital Securities are owned by the Depositor, one or more of the Issuer Trustees, one or more of the Administrators and/or any such Affiliate. Capital Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrators the pledgee's right so to act with respect to such Capital Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

         "OWNER" means each Person who is the beneficial owner of Global Capital Securities as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly), in accordance with the rules of such Clearing Agency.

         "PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be the Property Trustee.

         "PAYMENT ACCOUNT" means a segregated non-interest-bearing corporate trust account maintained with the Property Trustee in its corporate trust department for the benefit of the Holders in which all amounts paid in respect of the Junior Subordinated Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1 and 4.2.

         "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "PORTAL MARKET" means the Private Offering, Resales and Trading through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. (or any successor thereto).

         "PRIVATE CAPITAL SECURITIES" means the $21,000,000 aggregate Liquidation Amount of the Issuer Trust's 8.125% Capital Securities representing preferred undivided beneficial interests in the assets of the Issuer Trust, having a Liquidation Amount of $1,000 per Capital Security and having the rights provided therefor in this Trust Agreement, and the certificates of which initially shall bear legends indicating that they have not been registered under the Securities Act and restricting transfers thereof.

         "PRIVATE DEBENTURES" means the $21,650,000 aggregate principal amount of the Depositor's 8.125% Junior Subordinated Deferrable Interest Debentures due July 15, 2028, issued pursuant to the Indenture on the Closing
Date.

         "PRIVATE GUARANTEE" means the Guarantee extended by the Depositor for the benefit of the Holders of Private Capital Securities pursuant to the Guarantee Agreement.

         "PROPERTY TRUSTEE" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Issuer Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

         "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of July 15, 1998, among the Issuer Trust, the Depositor and the Initial Purchaser, as the same may be amended from time to time.

         "QUOTATION AGENT" means Wheat First Securities, Inc. and its successors; PROVIDED, HOWEVER, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Depositor shall substitute therefor another Primary Treasury Dealer.

         "REDEMPTION DATE" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; PROVIDED that each Junior Subordinated Debenture redemption date and the stated maturity of the Junior Subordinated Debentures shall be a Redemption Date for a Like Amount of Trust Securities, including but not limited to any date of redemption pursuant to the occurrence of any Special Event.

         "REDEMPTION PRICE" means:

         (a) in the case of a redemption, other than as provided in paragraph
(b) below, the following prices expressed in percentages of the Liquidation Amount, together with accumulated Distributions to but excluding the date fixed for redemption, if redeemed during the 12-month period beginning January 1:

          YEAR                                       REDEMPTION PRICE
          ----                                       ----------------
          2008                                           104.06 %
          2009                                           103.66
          2010                                           103.25
          2011                                           102.84
          2012                                           102.44
          2013                                           102.03
          2014                                           101.63
          2015                                           101.22
          2016                                           100.81
          2017                                           100.41

and 100% on or after January 1, 2018.

          (b) in the case of a redemption prior to July 15, 2008 following a Tax Event, Investment Company Event or Capital Treatment Event, an amount equal to for each Capital Security the Make-Whole Amount for a corresponding $1,000 principal amount of Junior Subordinated Debentures together with accumulated Distributions to but excluding the date fixed for redemption. The "MAKE-WHOLE AMOUNT" will be equal to the greater of (i) 100% of the principal amount of such Junior Subordinated Debentures, or (ii) as determined by a Quotation Agent, the sum of the present values of the principal amount and premium payable as part of the Redemption Price with respect to an optional redemption of such Junior Subordinated Debentures on July 15, 2008, together with the present values of scheduled payments of interest (not including the portion of any such payments of interest accrued as of the Redemption Date) from the Redemption Date to July 15, 2008 (the "REMAINING LIFE"), in each case discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate. The Redemption Price in the case of a redemption on or after July 15, 2008 following a Tax Event, Investment Company Event or Capital Treatment Event shall equal the Redemption Price then applicable to a redemption under paragraph (a) above.

          "REFERENCE TREASURY DEALER" means (i) the Quotation Agent and (ii) any other Primary Treasury Dealer selected by the Debenture Trustee after consultation with the Depositor.

          "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Debenture Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Debenture Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

         "REGISTRATION RIGHTS AGREEMENT" means an agreement dated July 20, 1998, among the Depositor, the Trust and the Initial Purchaser.

         "REGULATION D" means Regulation D under the Securities Act (or any successor provision), as it may be amended from time to time.

         "RULE 144" means Rule 144 as promulgated under the Securities Act, or any successor rule.

         "RELEVANT TRUSTEE" has the meaning specified in Section 8.11.

         "RESPONSIBLE OFFICER" when used with respect to the Property Trustee means any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer, senior trust officer or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "RESTRICTED CAPITAL SECURITIES" means all Capital Securities, the Capital Securities Certificate for which is required pursuant to Section 5.5(c) to bear a Restricted Capital Securities Legend. Such term includes the Global Capital Securities Certificate.

         "RESTRICTED CAPITAL SECURITIES LEGEND" means a legend substantially in the form of the legend required in the form of a Capital Securities Certificate set forth in Exhibit D to be placed upon a Restricted Capital Security.

         "RESTRICTED    SECURITIES    CERTIFICATE" means a certificate
substantially in the form set forth in Exhibit E.

         "REGULATION S" means Regulation S under the Securities Act or any successor provision.

         "RULE 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "RULE 144A CAPITAL SECURITIES" means the Capital Securities purchased by the Initial Purchaser from the Issuer Trust pursuant to the Purchase Agreement, other than the Other Capital Securities.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and any successor statute thereto, in each case as amended from time to time.

         "SENIOR INDEBTEDNESS" has the meaning specified in the Indenture.

         "SECURITIES REGISTER" AND "SECURITIES REGISTRAR" have the respective meanings specified in Section 5.5.

         "SPECIAL EVENT" means any Tax Event, Capital Treatment Event or Investment Company Event.

         "SUCCESSOR CAPITAL SECURITIES CERTIFICATE" of any particular Capital Securities Certificate means every Capital Securities Certificate issued after, and evidencing all or a portion of the same beneficial interest in the Issuer Trust as that evidenced by, such particular Capital Securities Certificate; and, for the purposes of this definition, any Capital Securities Certificate executed and delivered under Section 5.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Capital Securities Certificate shall be deemed to evidence the same beneficial interest in the Issuer Trust as the mutilated, destroyed, lost or stolen Capital Securities Certificate.

         "SUCCESSOR  CAPITAL SECURITY" has the meaning specified in Section 9.5.

         "TAX EVENT" means the receipt by the Issuer Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of issuance of the Capital Securities, there is more than an insubstantial risk that (i) the Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the Junior Subordinated Debentures, (ii) interest payable by the Depositor on the Junior Subordinated Debentures is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Depositor, in whole or in part, for United States federal income tax purposes, or (iii) the Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to more than a DE MINIMIS amount of other taxes, duties or other governmental charges.

         "TREASURY RATE" means (i) the yield, under the heading which represents the average for the week immediately prior to the calculation date, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

         "TRUST AGREEMENT" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits hereto, and (ii) for all purposes of this Amended and Restated Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Trust Agreement and any modification, amendment or supplement, respectively.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 or any successor statute, in each case as amended from time to time.

         "TRUST PROPERTY" means (a) the Junior Subordinated Debentures, (b) any cash on deposit in, or owing to, the Payment Account, (c) all proceeds and rights in respect of the foregoing and (d) any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

         "TRUST SECURITIES CERTIFICATE" means any one of the Common Securities Certificates or the Capital Securities Certificates.

         "TRUST SECURITY" means any one of the Common Securities or the Capital Securities.

                                  ARTICLE II

                       CONTINUATION OF THE ISSUER TRUST

         SECTION 2.1.  NAME.

         The Issuer Trust continued hereby shall be known as "United Community Capital Trust", as such name may be modified from time to time by the Administrators following written notice to the Holders of Trust Securities and the Issuer Trustees, in which name the Administrators and the Issuer Trustees may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Issuer Trust and sue and be sued.

         SECTION 2.2.  OFFICE  OF THE  DELAWARE  TRUSTEE;  PRINCIPAL  PLACE OF
BUSINESS.

         The address of the Delaware Trustee in the State of Delaware is Chase Manhattan Bank Delaware, 1201 Market Street, Wilmington, Delaware, 19801,
Attention: Corporate Trustee Administration Department, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders and the Depositor. The principal executive office of the Issuer Trust is in care of United Community Banks, Inc., 59 Highway 515, Blairsville, Georgia 30512, Attention: Jimmy C. Tallent.

         SECTION 2.3. INITIAL CONTRIBUTION OF TRUST PROPERTY; ORGANIZATIONAL EXPENSES.

         The Issuer Trustees acknowledge receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constitutes the initial Trust Property. The Depositor shall pay all organizational expenses of the Issuer Trust as they arise or shall, upon request of any Issuer Trustee, promptly reimburse such Issuer Trustee for any such expenses paid by such Issuer Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

         SECTION 2.4.  ISSUANCE OF THE CAPITAL SECURITIES.

         The Depositor and the Issuer Trust executed and delivered the Purchase Agreement as of July 15, 1998, pursuant to the Original Trust Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Issuer Trust, shall by manual or facsimile signature execute in accordance with Section 5.3 and the Property Trustee shall authenticate in accordance with Section 5.3 and deliver to the Initial Purchaser, Capital Securities Certificates, registered in the names requested by the Initial Purchaser, in an aggregate amount of 21,000 Capital Securities having an aggregate Liquidation Amount of $21,000,000, against receipt of the aggregate purchase price of such Capital Securities of $20,873,370 by the Property Trustee. The certificates of authentication to be delivered by the Property Trustee shall be substantially in the forms as set forth on Exhibits C and D attached hereto.

         SECTION 2.5. ISSUANCE OF THE COMMON SECURITIES; SUBSCRIPTION AND PURCHASE OF JUNIOR SUBORDINATED DEBENTURES.

         Contemporaneously with the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Issuer Trust, shall by manual or facsimile signature execute or cause to be executed in accordance with Section
5.3 and the Property Trustee shall authenticate in accordance with Section 5.3 and deliver to the Depositor Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of 650 Common Securities having an aggregate Liquidation Amount of $650,000 against receipt of the aggregate purchase price of such Common Securities of $650,000 by the Property Trustee. Contemporaneously therewith, an Administrator, on behalf of the Issuer Trust, shall subscribe for and purchase from the Depositor the Junior Subordinated Debentures, registered in the name of the Property Trustee and having an aggregate principal amount equal to $21,650,000, and, in satisfaction of the purchase price for such Junior Subordinated Debentures, the Property Trustee, on behalf of the Issuer Trust, shall deliver to the Depositor the sum of $21,523,370 (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of Section 2.4, and (ii) the first sentence of this Section 2.5) and receive on behalf of the Issuer Trust the Junior Subordinated Debentures.

         SECTION 2.6.  DECLARATION OF TRUST.

         The exclusive purposes and functions of the Issuer Trust are to (a) issue and sell Trust Securities and use the proceeds from such sale to acquire the Junior Subordinated Debentures, and (b) engage in only those other activities necessary, convenient or incidental thereto. The Depositor hereby appoints the Issuer Trustees as trustees of the Issuer Trust, to have all the rights, powers and duties to the extent set forth herein, and the Issuer Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Issuer Trust and the Holders. The Depositor hereby appoints the Administrators, with such Administrators having all rights, powers and duties set forth herein with respect to accomplishing the purposes of the Issuer Trust, and the Administrators hereby accept such appointment; PROVIDED, HOWEVER, that it is the intent of the parties hereto that such Administrators shall not be trustees or, to the fullest extent permitted by law, fiduciaries with respect to the Issuer Trust and this Trust Agreement shall be construed in a manner consistent with such intent. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrators set forth herein. The Delaware Trustee shall be one of the trustees of the Issuer Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Business Trust Act.

         SECTION 2.7.  AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS.

         (a) The Issuer Trustees and the Administrators shall conduct the affairs of the Issuer Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section and in accordance with the following provisions (i) and (ii), the Property Trustees and the Administrators shall act as follows:

               (i)   Each Administrator shall:

                     (A) comply with the Purchase Agreement regarding the
               issuance and sale of the Trust Securities;

                     (B) assist in compliance with the Securities Act,
               applicable state securities or blue sky laws and the Trust Indenture Act;

                     (C) assist in the listing of the Capital Securities upon
               such securities exchange or exchanges as shall be determined by the Depositor, with the registration of the Capital Securities under the Exchange Act, if required, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                     (D) execute the Trust Securities on behalf of the Issuer
               Trust in accordance with this Trust Agreement;

                     (E) execute and deliver an application for a taxpayer
               identification number for the Issuer Trust;

                     (F) unless otherwise determined by the Depositor or Holders of at least a Majority in Liquidation Amount of the Capital Securities or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, execute on behalf of the Issuer Trust any documents that the Administrators have the power to execute pursuant to this Trust Agreement, including without limitation, a Junior Subordinated Debentures Purchase Agreement and a Common Securities Purchase Agreement, both by and between the Issuer Trust and the Depositor;

                     (G) have the power and authority to cause the Issuer Trust to enter into, and to execute, deliver and perform on behalf of the Issuer Trust, the Registration Rights Agreements, and such other agreements as may be necessary or desirable in connection with the purposes and function of the Issuer Trust;

                     (H) assist in the registration of the Exchange Offer and
               the Exchange Capital Securities under the Securities Act, and under the state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act, all in accordance with the Capital Securities Exchange and Registration Rights Agreement;

                     (I) send notices (other than notices of default) and other information regarding the Trust Securities and the Junior Subordinated Debentures to the Holders in accordance with this Trust Agreement;

                     (J) take any action incidental to the foregoing as
               necessary or advisable to give effect to the terms of this Trust Agreement.

               (ii) The Property Trustee shall have the power and authority to act on behalf of the Issuer Trust with respect to the following matters:

                     (A)  the establishment of the Payment Account;

                     (B) the receipt of the Junior Subordinated Debentures;

                     (C) the receipt and collection of interest, principal and
               any other payments made in respect of the Junior Subordinated Debentures in the Payment Account;

                     (D) the distribution, through the Paying Agent, of amounts owed to the Holders in respect of the Trust Securities;

                     (E) the exercise of all of the rights, powers and
               privileges of a holder of the Junior Subordinated Debentures (subject to the terms of this Trust Agreement);

                     (F) the sending of notices of default and other information regarding the Trust Securities and the Junior Subordinated Debentures to the Holders in accordance with this Trust Agreement;

                     (G) the distribution of the Trust Property in accordance
               with the terms of this Trust Agreement;

                     (H) to the extent provided in this Trust Agreement, the
               winding-up of the affairs of and liquidation of the Issuer Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                     (I) after an Event of Default (other than under paragraph
               (b), (c), (d), or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee), comply with the provisions of this Trust Agreement and take any action to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                     (J) the exchange of the Private Guarantee for the Exchange
               Guarantee in an exchange in connection with the Exchange Offer pursuant to the Registration Rights Agreement; and

                     (K) the exchange of the Private Debentures for the Exchange
               Debentures in an exchange in connection with the Exchange Offer pursuant to the Registration Rights Agreement;

         provided, however, that nothing in this Section 2.7(a)(ii) shall require the Property Trustee to take any action that is not otherwise required in this Trust Agreement and the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrators set forth in Section 2.7(a)(i).

         (b) So long as this Trust Agreement remains in effect, the Issuer Trust (or the Issuer Trustees or Administrators acting on behalf of the Issuer Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Issuer Trustees nor the Administrators shall (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would cause the Issuer Trust to become taxable other than as a grantor trust for United States Federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Issuer Trust or the Holders in their capacity as Holders.

         (c) In connection with the issue and sale of the Capital Securities, the Depositor shall have the right and responsibility to assist the Issuer Trust with respect to, or effect on behalf of the Issuer Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

               (i) the preparation by the Issuer Trust of an offering memorandum in relation to the Capital Securities, including any amendments thereto and the taking of any action necessary or desirable to sell the Capital Securities in a transaction or a series of transactions exempt from the registration requirements of the Securities Act;

               (ii) the determination of the states in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and the determination of any and all such acts, other than actions that must be taken by or on behalf of the Issuer Trust, and the advice to the Administrators of actions they must take on behalf of the Issuer Trust, and the preparation for execution and filing of any documents to be executed and filed by the Issuer Trust or on behalf of the Issuer Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the Capital Securities;

               (iii) the negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Capital Securities;

               (iv) the preparation and filing by the Issuer Trust with the Commission and the execution on behalf of the Issuer Trust of a registration statement on the appropriate form in relation to the Exchange Offer, including any amendments thereto and/or a "shelf" registration statement to register the Private Capital Securities, the Private Guarantee and the Private Debentures, in each case in accordance with the provisions of the Registration Rights Agreement; and

               (v) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

         (d) Notwithstanding anything herein to the contrary, the Administrators are authorized and directed to conduct the affairs of the Issuer Trust and to operate the Issuer Trust so that the Issuer Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act, and will not be taxable other than as a grantor trust for the United States Federal income tax purposes and so that the Junior Subordinated Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Administrators and the Holders of Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that the Administrators and Holders of Common Securities determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Outstanding Capital Securities. In no event shall the Administrators or the Issuer Trustees be liable to the Issuer Trust or the Holders for any failure to comply with this section that results from a change in law or regulations or in the interpretation thereof.

         SECTION 2.8.  ASSETS OF TRUST.

         The assets of the Issuer Trust shall consist solely of the Trust Property.

         SECTION 2.9.  TITLE TO TRUST PROPERTY.

         Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Issuer Trust and the Holders in accordance with this Trust Agreement.

                                 ARTICLE III

                               PAYMENT ACCOUNT

         SECTION 3.1.  PAYMENT ACCOUNT.

         (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and its agents shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

         (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.


                                  ARTICLE IV

                          DISTRIBUTIONS; REDEMPTION

         SECTION 4.1.  DISTRIBUTIONS.

         (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including of Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including of Additional Interest, as defined in the Indenture) are made on the Junior Subordinated Debentures. Accordingly:

               (i) Distributions on the Trust Securities shall be cumulative and will accumulate whether or not there are funds of the Issuer Trust available for the payment of Distributions. Distributions shall accumulate from July 20, 1998, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Junior Subordinated Debentures pursuant to the Indenture, shall be payable semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 1999. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (without any additional Distributions or other payment in respect of any such delay), with the same force and effect as if made on the date on which such payment was originally payable (each date on which distributions are payable in accordance with this Section 4.1(a), a "DISTRIBUTION DATE").

               (ii) The Trust Securities shall be entitled to Distributions payable at a rate of 8.125% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any period less than a full Distribution period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in a partial month in a period. Distributions payable for each full Distribution period will be computed by dividing the rate per annum by two. The amount of Distributions payable for any period shall include any Additional Amounts in respect of such period.

               (iii) So long as no Debenture Event of Default has occurred and is continuing, the Depositor has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debentures at any time and from time to time for a period not exceeding 10 consecutive semi-annual periods (an "Extension Period"), provided that no Extension Period may extend beyond July 15, 2028 or end on a day other than an Interest Payment Date (as defined in the Indenture). As a consequence of any such deferral, semi-annual Distributions on the Trust Securities by the Trust will also be deferred (and the amount of Distributions to which Holders of the Trust Securities are entitled will accumulate additional Distributions thereon at a rate of 8.125% per annum, compounded semi-annually) from the relevant payment date for such Distributions, computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. Additional Distributions payable for each full Distribution period will be computed by dividing the rate per annum by two. The term "Distributions" as used in Section 4.1 shall include any such additional Distributions provided pursuant to this Section 4.1(a)(iii).

               (iv) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Issuer Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

         (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be at the close of business on December 31 or June 30 (whether or not a Business Day).

         SECTION 4.2.  REDEMPTION.

         (a) On each Junior Subordinated Debenture Redemption Date and on the stated maturity of the Junior Subordinated Debentures, the Issuer Trust will be required to redeem a Like Amount of Trust Securities at the applicable Redemption Price.

         (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

               (i)  the Redemption Date;

               (ii) the Redemption Price, or if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the manner of calculation thereof;

               (iii) the CUSIP number or CUSIP numbers of the Capital Securities affected;

               (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed;

               (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.2(d) below; and

               (vi) the place or places where Trust Securities are to be surrendered for the payment of the Redemption Price.

         The Issuer Trust in issuing the Trust Securities may use "CUSIP" or "private placement" numbers (if then generally in use), and, if so, the Property Trustee shall indicate the "CUSIP" or "private placement" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; PROVIDED, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related material.

         (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the applicable proceeds from the contemporaneous redemption of Junior Subordinated Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Issuer Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

         (d) If the Issuer Trust gives a notice of redemption in respect of any Capital Securities, then, by 10:00 a.m., New York City time, on the Redemption Date, the Depositor shall deposit sufficient funds with the Property Trustee to pay the Redemption Price. If such deposit has been made, then by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, with respect to Capital Securities held in global form, irrevocably deposit with the Clearing Agency for such Capital Securities, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities. With respect to Capital Securities that are not held in global form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities upon surrender of their Capital Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distribution payable in respect of the Trust Securities on or prior to the Redemption Date, but without interest, and such Securities will cease to be Outstanding. In the event that any date on which any applicable Redemption Price is payable is not a Business Day, then payment of the applicable Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Issuer Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accumulate, as set forth in Section 4.1 and in accordance with the continued accrual of interest on the Junior Subordinated Debentures, from the Redemption Date originally established by the Issuer Trust for such Trust Securities to the date such applicable Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the applicable Redemption Price.

         (e) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of such Trust Securities to be redeemed shall be allocated PRO RATA to the Common Securities and the Capital Securities based on the relative Liquidation Amounts of such classes, subject to the requirement that no Holder shall hold Capital Securities with an aggregate Liquidation Amount of less than $100,000 after such redemption. The particular Capital Securities to be redeemed shall be selected by the Property Trustee by such method (including, without limitation, on a PRO RATA basis based on their respective Liquidation Amounts or by lot) as the Property Trustee shall deem fair and appropriate, which may provide for the selection for redemption of portions (equal to $1,000 or integral multiples thereof) of the Liquidation Amount of Capital Securities of a denomination larger than $1,000, not more than 60 days prior to the Redemption Date from the Outstanding Capital Securities not previously called for redemption, or if the Capital Securities are then held in the form of a Global Capital Security, by the Clearing Agency in accordance with the customary procedures for the Clearing Agency, PROVIDED that, after giving effect to such redemption, no Holder shall hold Capital Securities with an aggregate Liquidation Amount of less than $100,000, PROVIDED, however, that with respect to Holders that would be required to hold less than 100 but more than zero Capital Securities as a result of any such pro rata redemption, the Property Trustee shall redeem each such Holder to either 100 Capital Securities or zero Capital Securities. In any such proration, the Property Trustee shall make such adjustments so that any Capital Security to be redeemed shall, after such redemption, be in an authorized denomination. The Property Trustee shall promptly notify the Securities Registrar in writing of the Capital Securities selected for redemption and, in the case of any Capital Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities shall relate, in the case of any Capital Securities redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Capital Securities that has been or is to be redeemed.

         SECTION 4.3. SUBORDINATION OF COMMON SECURITIES.

         (a) Payment of Distributions (including Additional Amounts, if applicable) on, the Redemption Price of, and the Liquidation Distribution in respect of, the Trust Securities, as applicable, shall be made, subject to
Section 4.2(e), PRO RATA among the Common Securities and the Capital Securities based on the Liquidation Amount of such Trust Securities; PROVIDED, HOWEVER, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default in Section 5.1(1) or 5.1(2) of the Indenture shall have occurred and be continuing, no payment of any Distribution (including any Additional Amounts) on, Redemption Price of, or Liquidation Distribution in respect of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including any Additional Amounts) on all Outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or, in the case of payment of the Redemption Price, the full amount of such Redemption Price on all Outstanding Capital Securities then called for redemption, or in the case of payment of the Liquidation Distribution the full amount of such Liquidation Distribution on all Outstanding Capital Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including any Additional Amounts) on, or the Redemption Price of, Capital Securities then due and payable. The existence of an Event of Default does not entitle the Holders of Capital Securities to accelerate the maturity thereof.

         (b) In the case of the occurrence of any Event of Default resulting from any Debenture Event of Default, the Holders of the Common Securities shall be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effects of all such Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Trust Agreement with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Capital Securities and not on behalf of the Holder of the Common Securities, and only the Holders of the Capital Securities will have the right to direct the Property Trustee to act on their behalf.

         SECTION 4.4.  PAYMENT PROCEDURES.

         Payments of Distributions (including any Additional Amounts) in respect of the Capital Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Capital Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which will credit the relevant accounts on the applicable Distribution Dates. Payments of Distributions to Holders of $1,000,000 or more in aggregate Liquidation Amount of Capital Securities may be made by wire transfer of immediately available funds upon written request of such Holder to the Securities Registrar not later than 15 calendar days prior to the date on which the Distribution is payable. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

         SECTION 4.5.  TAX RETURNS AND REPORTS.

         The Administrators shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States Federal, state and local tax and information returns and reports required to be filed by or in respect of the Issuer Trust. In this regard, the Administrators shall (a) prepare and file (or cause to be prepared and filed) all Internal Revenue Service forms required to be filed in respect of the Issuer Trust in each taxable year of the Issuer Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder all Internal Revenue Service forms required to be provided by the Issuer Trust. The Administrators shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Property Trustee shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

         On or before December 15 of each year during which any Capital Securities are outstanding, the Administrators shall furnish to the Paying Agent such information as may be reasonably requested by the Property Trustee in order that the Property Trustee may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to
Section 6049 of the Internal Revenue Code of 1986, as amended. Such information shall include the amount of original issue discount includible in income for each outstanding Capital Security during such year, if any.

         SECTION 4.6.  PAYMENT OF TAXES, DUTIES, ETC. OF THE ISSUER TRUST.

         Upon receipt under the Junior Subordinated Debentures of Additional Sums and the written direction of any of the Administrators, the Property Trustee shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Issuer Trust by the United States or any other taxing authority.

         SECTION 4.7.  PAYMENTS UNDER INDENTURE OR PURSUANT TO DIRECT ACTIONS.

         Any amount payable hereunder to any Holder of Capital Securities shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to Section 5.8 of the Indenture or Section 5.13 of this Trust Agreement.

         SECTION 4.8.  LIABILITY OF THE HOLDER OF COMMON SECURITIES.

         The Holder of Common Securities shall be liable for the debts and obligations of the Issuer Trust as set forth in Section 6.7 of the Indenture regarding allocation of expenses.


                                  ARTICLE V

                        TRUST SECURITIES CERTIFICATES

         SECTION 5.1.  INITIAL OWNERSHIP.

         Upon the formation of the Issuer Trust and the contribution by the Depositor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Issuer Trust.

         SECTION 5.2.  THE TRUST SECURITIES CERTIFICATES.

         (a) The Capital Securities Certificates shall be issued in fully registered form in minimum blocks of at least 100 (representing a minimum of $100,000 aggregate Liquidation Amount and multiples of $1,000 in excess thereof), and shall be at all times held in minimum blocks of 100, and the Common Securities Certificates shall be issued in minimum blocks of 100 (representing a minimum of $100,000 aggregate Liquidation Amount). The Trust Securities Certificates shall be executed on behalf of the Issuer Trust by manual or facsimile signature of at least one Administrator. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.5.

         (b) Upon their original issuance, Capital Securities Certificates representing Rule 144A Capital Securities shall be issued in the form of a Global Capital Securities Certificate registered in the name of Cede as DTC's nominee and deposited with or on behalf of Depositary for credit by Depositary to the respective accounts of the Owners thereof (or such other accounts as they may direct). Except as set forth herein, record ownership of the Global Capital Security may be transferred, in whole or in part, only to the Depositary, another nominee of the Depositary or to a successor Depositary or its nominee.

         (c) Upon their original issuance, Capital Securities Certificates representing Other Capital Securities shall be issued in definitive certificated form and may not be represented by the Global Capital Security.

         (d) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

         SECTION 5.3.  EXECUTION AND DELIVERY OF TRUST SECURITIES CERTIFICATES.

         At the Closing Time, an Administrator shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Issuer Trust and delivered to the Property Trustee and upon such delivery the Property Trustee shall authenticate such Trust Securities Certificates and deliver such Trust Securities Certificates upon the written order of the Trust, executed by an Administrator thereof, without further corporate action by the Depositor, in authorized denominations. Only such Trust Securities Certificates as shall bear thereon a certificate of authentication substantially in the form provided for herein executed by the Property Trustee by manual signature of an authorized officer thereof shall be entitled to the benefits of this Trust Agreement or be valid or obligatory for any purpose.

         SECTION 5.4.  GLOBAL CAPITAL SECURITY.

         (a) The Global Capital Security issued under this Trust Agreement shall be registered in the name of the nominee of the Clearing Agency and delivered to the Property Trustee as custodian therefor, and such Global Capital Security shall constitute a single Capital Security for all purposes of this Trust Agreement.

         (b) Notwithstanding any other provision in this Trust Agreement, the Global Capital Security may not be exchanged in whole or in part for Capital Securities registered, and no transfer of the Global Capital Security in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Capital Security, Cede, or other nominee thereof unless
(i) such Clearing Agency advises the Depositor and the Property Trustee in writing that such Clearing Agency is no longer willing or able to properly discharge its responsibilities as Clearing Agency with respect to such Global Capital Security, and the Depositor is unable to locate a qualified successor,
(ii) the Issuer Trust (by an Administrator) at its option advises the Depositary in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) there shall have occurred and be continuing an Event of Default.

         (c) If the Global Capital Security is to be exchanged for other Capital Securities or cancelled in whole, it shall be surrendered by or on behalf of the Clearing Agency or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article V. If the Global Capital Security is to be exchanged for other Capital Securities or cancelled in part, or if another Capital Security is to be exchanged in whole or in part for a beneficial interest in the Global Capital Security, then either (i) such Global Capital Security shall be so surrendered for exchange or cancellation as provided in this Article V or (ii) the Liquidation Amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled or equal to the Liquidation Amount of such other Capital Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of the Global Capital Security by the Clearing Agency, accompanied by registration instructions, the Property Trustee shall, subject to Section 5.4(b) and as otherwise provided in this Article V, authenticate and deliver any Capital Securities issuable in exchange for such Global Capital Security (or any portion thereof) in accordance with the instructions of the Clearing Agency. The Property Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

         (d) Every Capital Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, the Global Capital Security or any portion thereof, whether pursuant to this Article V or
Article IV or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Capital Security, unless such Global Capital Security is registered in the name of a Person other than the Clearing Agency for such Global Capital Security or a nominee thereof.

         (e) The Clearing Agency or its nominee, as the registered owner of the Global Capital Security, shall be considered the Holder of the Capital Securities represented by the Global Capital Security for all purposes under this Trust Agreement and the Capital Securities, and owners of beneficial interests in the Global Capital Security shall hold such interests pursuant to the Applicable Procedures and, except as otherwise provided herein, shall not be entitled to have any of the individual Capital Securities represented by the Global Security registered in their names, shall not receive nor be entitled to receive physical delivery of any such Capital Securities in definitive certificated form and shall not be considered the Holders thereof under this Trust Agreement. Accordingly, any such owner's beneficial interest in the Global Capital Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee. Neither the Property Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Clearing Agency.

         (f) The rights of owners of beneficial interests in the Global Capital Security shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such owners and the Clearing Agency.

         SECTION 5.5. REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY; CERTAIN TRANSFERS AND EXCHANGES; CAPITAL SECURITIES CERTIFICATES; SECURITIES ACT LEGENDS.

         (a) (i) The Property Trustee shall keep or cause to be kept at its Corporate Trust Office a register or registers for the purpose of registering Capital Securities Certificates and transfers and exchanges of Capital Securities Certificates in which the registrar and transfer agent with respect to the Capital Securities (the "SECURITIES REGISTRAR"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Capital Securities Certificates and Common Securities Certificates (subject to Section 5.5(a)(i) in the case of Capital Securities and Section 5.5(a)(ii) in the case of Private Capital Securities and subject to
Section 5.11 in the case of Common Securities Certificates) and registration of transfers and exchanges of Capital Securities Certificates as herein provided. Such register is herein sometimes referred to as the "SECURITIES REGISTER." The Property Trustee is hereby appointed Securities Registrar for the purpose of registering Capital Securities and transfers of Capital Securities as herein provided.

         Upon surrender for registration of transfer of any Capital Securities Certificate at the offices or agencies of the Property Trustee designated for that purpose an Administrator shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Capital Securities Certificates of any authorized denominations of like tenor and aggregate Liquidation Amount and bearing such restrictive legends as may be required by this Trust Agreement.

         At the option of the Holder, Capital Securities Certificates may be exchanged for other Capital Securities Certificates of any authorized denominations, of like tenor and aggregate Liquidation Amount and bearing such restrictive legends as may be required by this Trust Agreement, upon surrender of the Capital Securities to be exchanged at such office or agency. Whenever any Capital Securities are so surrendered for exchange, an Administrator shall execute and the Property Trustee shall authenticate and deliver the Capital Securities that the Holder making the exchange is entitled to receive.

         All Capital Securities Certificates issued upon any transfer or exchange of Capital Securities shall be the valid obligations of the Issuer Trust, evidencing the same debt, and entitled to the same benefits under this Trust Agreement, as the Capital Securities Certificates surrendered upon such transfer or exchange.

         Every Capital Securities Certificate presented or surrendered for transfer or exchange shall (if so required by the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge shall be made to a Holder for any transfer or exchange of Capital Securities, but the Property Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Capital Securities.

         Neither the Issuer Trust nor the Property Trustee shall be required, pursuant to the provisions of this Section, (x) to issue, register the transfer of or exchange any Capital Security during a period beginning at the opening of business 15 days before the day of selection for redemption of Capital Securities pursuant to Article IV and ending at the close of business on the day of mailing of the notice of redemption, or (y) to register the transfer of or exchange any

Capital Security so selected for redemption in whole or in part, except, in the case of any such Capital Security to be redeemed in part, any portion thereof not to be redeemed.

               (ii) (A) In addition to the restrictions on transfer set forth in
Section 5.5(a)(i) and 5.5(a)(ii)(B), beneficial ownership of every Private Capital Security is subject to the restrictions on transfer imposed by the Securities Act and rules and regulations promulgated by the Commission thereunder and each certificate representing Private Capital Securities shall bear restrictive legends (the "Securities Act Legends") substantially in the form set forth on Exhibit D hereto, unless such restrictions on transfer shall be terminated in accordance with the provisions of this Section 5.5. The Holder of each Private Capital Security, by such Holder's acceptance thereto, agrees to be bound by such restrictions on transfer.

                     (B) The restrictions imposed by the Securities Act and this Trust Agreement upon the transferability of any particular Private Capital Security shall cease and terminate upon delivery by at least one Administrator on behalf of the Issuer Trust to the Property Trustee of an Officers' Certificate stating that such Private Capital Security has been sold pursuant to an effective registration statement under the Securities Act, exchanged for a corresponding Liquidation Amount of Exchange Capital Securities pursuant to an effective registration statement under the Securities Act, or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto). Any Private Capital Security as to which such Administrator has delivered to the Property Trustee an Officers' Certificate that such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Private Capital Security for exchange to the Securities Registrar or any transfer agent in accordance with the provisions of this paragraph (ii)(B) be exchanged for a new Capital Security, of like tenor and aggregate Liquidation Amount, which shall not bear the Securities Act Legends. The Administrator shall inform the Property Trustee in writing of the effective date of any registration statement registering the Private Capital Securities or the Exchange Capital Securities under the Securities Act. The Property Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned Officers' Certificate.

As used in paragraphs (A) and (B) of this paragraph (ii), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Private Capital Security.

         (b) CERTAIN TRANSFERS AND EXCHANGES. Notwithstanding any other provision of this Trust Agreement, transfers and exchanges of Capital Securities and beneficial interests in a Global Capital Security shall be made only in accordance with this Trust Agreement.

               (i) NON-GLOBAL RESTRICTED CAPITAL SECURITY TO GLOBAL CAPITAL SECURITY. If the Holder of a Restricted Capital Security (other than the Global Capital Security) wishes at any time to transfer all or any portion of such Trust Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Global Capital Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and subject to the Applicable Procedures. Upon receipt by the Securities Registrar of (A) such Trust Security as provided in Section 5.5(a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in the Global Capital Security in a specified Liquidation Amount not greater than the Liquidation Amount of such Trust Security be credited to a specified Clearing Agency Participant's account and
         (B) a Restricted Securities Certificate duly executed by such Holder or such Holder's attorney duly authorized in writing accompanied by a certification that such transfer is being affected in accordance with Rule 144A, then the Securities Registrar shall cancel such Trust Security (and issue a new Trust Security in respect of any untransferred portion thereof) as provided in Section 5.5(a) and increase the aggregate Liquidation Amount of the Global Capital Security by the specified Liquidation Amount as provided in Section 5.4(c).

               (ii) NON-GLOBAL CAPITAL SECURITY TO NON-GLOBAL CAPITAL SECURITY. A Trust Security that is not a Global Capital Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Trust Security that is not a Global Capital Security as provided in Section 5.5(a) PROVIDED that if the Trust Security to be transferred in whole or in part is a Restricted Capital Security, the Security Registrar shall have received a Restricted Securities Certificate duly executed by the transferor Holder or such Holder's attorney duly authorized in writing. The Issuer Trust or the Depositor may require from any Holder seeking to transfer any Private Capital Security an Opinion of Counsel reasonably satisfactory to the Issuer Trust or the Depositor, as the case may be, that such transfer complies with the requirements of the securities laws of the United States and any applicable laws of individual states and other jurisdictions.

               (iii) EXCHANGES BETWEEN GLOBAL CAPITAL SECURITY AND NON-GLOBAL TRUST SECURITY. A beneficial interest in the Global Capital Security may be exchanged for a Trust Security that is not a Global Capital Security only as provided in Section 5.4.

               (iv) CERTAIN INITIAL TRANSFERS OF NON-GLOBAL TRUST SECURITIES. In the case of Trust Securities initially issued other than in global form, a transfer or exchange of such Trust Securities that does not involve any change in beneficial ownership may be made to an Institutional Accredited Investor or Investors as if such transfer or exchange were not a transfer or exchange; PROVIDED that written certification shall be provided by the transferee and transferor of such Trust Securities to the Securities Registrar that such transfer or exchange does not involve a change in beneficial ownership.

               (v) LIMITATIONS RELATING TO PRINCIPAL AMOUNT. Notwithstanding any other provision of this Trust Agreement and unless otherwise specified as permitted by this Trust Agreement, Trust Securities or portions thereof may be transferred or exchanged only in Liquidation Amounts of not less than $100,000. Any transfer, exchange or other disposition of Trust Securities in contravention of this Section 5.5(b)(v) shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in such Trust Securities for any purpose, including but not limited to the receipt of Distributions payable on such Trust Securities, and such transferee shall be deemed to have no interest whatsoever in such Trust Securities.

         (c) RESTRICTED SECURITIES LEGEND. Except as set forth below and in
Section 5.5(a)(ii)(B), all Capital Securities shall bear a Restricted Capital Securities Legend:

               (i) subject to the following Clauses of this Section 5.5(c), a Capital Security or any portion thereof that is exchanged, upon transfer or otherwise, for a Global Capital Security or any portion thereof shall bear the Restricted Capital Securities Legend while represented thereby;

               (ii) subject to the following Clauses of this Section 5.5(c), a new Capital Security which is not a Global Capital Security which is issued in exchange for another Capital Security (including a Global Capital Security) or any portion thereof, upon transfer or otherwise, shall, if such new Capital Security is required to be issued in the form of a Restricted Capital Security, bear a Restricted Capital Securities Legend;

               (iii) a new Capital Security (other than a Global Capital Security) that does not bear a Restricted Capital Securities Legend may be issued in exchange for or in lieu of a Restricted Capital Security or any portion thereof that bears such a legend if, in the Depositor's judgment, placing such a legend upon such new Capital Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Property Trustee, at the written direction of the Issuer Trust in the form of an Officers' Certificate, shall authenticate and deliver such new Capital Security as provided in this
         Article V;

               (iv) notwithstanding the foregoing provisions of this Section 5.5(c), a Successor Capital Security Certificate of a Capital Security that does not bear a Restricted Capital Securities Legend shall not bear such form of legend unless the Depositor has reasonable cause to believe that such Successor Capital Security Certificate is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Property Trustee, at the written direction of the Issuer Trust in the form of an Officers' Certificate, shall authenticate and deliver a new Capital Security bearing a Restricted Capital Securities Legend in exchange for such Successor Capital Security Certificate as provided in this Article V; and

               (v) Junior Subordinate Debentures distributed to a holder of Capital Securities upon dissolution of the Issuer Trust shall bear a Restricted Capital Securities Legend if the Capital Securities so held bear a similar legend.

         (d) EXCHANGE OF CAPITAL SECURITIES. The Capital Securities may be exchanged for Exchange Capital Securities pursuant to the terms of the Exchange Offer. In such an exchange, the Property Trustee shall make the exchange as follows:

         The Depositor shall present the Property Trustee with an Officer's Certificate certifying as follows:

               (i) Upon issuance of the Exchange Capital Securities, the transactions contemplated by the Exchange Offer have been consummated; and

               (ii) (A) the number of Capital Securities that are represented by a Global Capital Security properly tendered in the Exchange Offer by persons that certify in a Letter of Transmittal that they are not a broker-dealer, they are not participating in a distribution and they are not an affiliate of the Company and (B) the number of Capital Securities that are represented by definitive certificated Capital Securities properly tendered in the Exchange Offer by persons that certify in a Letter of Transmittal that they are not a broker-dealer, they are not participating in a distribution and they are not an affiliate of the Company, the name of each Holder of such definitive certificated Capital Securities, and the name and address to which definitive certificated Capital Securities for Exchange Capital Securities shall be registered and sent for each such Holder.

         The Property Trustee, upon receipt of such Officers' Certificate with respect to the preceding paragraph and to the effect that the Exchange Capital Securities have been registered under the Securities Act and the Trust Agreement has been qualified under the Trust Indenture Act and with respect to the matters set forth in the Registration Rights Agreement, shall authenticate (A) a Global Capital Security representing the Exchange Capital Securities in aggregate Liquidation Amount equal to the aggregate Liquidation Amount of the Capital Securities so exchanged represented by a Global Capital Security indicated in such Officers' Certificate and (B) definitive Capital Securities representing the Exchange Capital Securities registered in the names of, and in the Liquidation Amounts indicated in such Officers' Certificate.

         If, upon consummation of the Exchange Offer, less than all the then outstanding Capital Securities shall have properly tendered and not withdrawn, the Property Trustee shall make an endorsement on the Global Capital Security representing such untendered Capital Securities indicating the reduction in the number and aggregate Liquidation Amount represented thereby as a result of the Exchange Offer.

         (e) All Trust Securities shall be dated their date of authentication.

         SECTION 5.6. MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES CERTIFICATES.

         If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrators such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrators, or any one of them, on behalf of the Issuer Trust shall execute and make available for delivery, and the Property Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrators or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Issuer Trust corresponding to that evidenced by the lost, stolen or destroyed Trust Certificate, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

         The provisions of this Section 5.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Trust Securities Certificates.

         SECTION 5.7.  PERSONS DEEMED HOLDERS.

         The Issuer Trustees, the Administrators or the Securities Registrar shall treat the Person in whose name any Trust Securities are issued as the owner of such Trust Securities for the purpose of receiving Distributions and for all other purposes whatsoever (subject to the record date provisions hereof), and none of the Issuer Trustees, the Administrators nor the Securities Registrar shall be bound by any notice to the contrary.

         SECTION 5.8.  ACCESS TO LIST OF HOLDERS' NAMES AND ADDRESSES.

         At any time when the Property Trustee is not also acting as the Securities Registrar, the Depositor shall furnish or cause to be furnished to the Property Trustee, semiannually not more than 15 days after December 31 and June 30, of each year beginning with December 31, 1998, and at such other times as the Property Trustee may request in writing within 30 days after receipt by the Depositor of any such request, a list, in such form as the Property Trustee may reasonably require containing all information in the possession or control of the Depositor, or any Paying Agent or any registrar of the Trust Securities other than the Property Trustee, as to the names and addresses of the Holders obtained (in the case of each list other than the first list) since the date as of which the next previous list was furnished. Any such list may be dated as of a date not more than fifteen days prior to the time such information is furnished or caused to be furnished, and need not include information received after such date. The rights of Holders to communicate with other Holders with respect to their rights under this Trust Agreement or under the Trust Securities, and the corresponding obligations and rights of the Property Trustee, shall be as provided in the Trust Indenture Act. Each Holder and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee, or the Administrators accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 5.9.  MAINTENANCE OF OFFICE OR AGENCY.

         The Property Trustee shall designate, with the consent of the Administrators, which consent shall not be unreasonably withheld, an office or offices or agency or agencies where Capital Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer Trustees in respect of the Trust Securities Certificates may be served. The Property Trustee initially designates its Corporate Trust Office at 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Corporate Trustee Administration Department, as its corporate trust office for such purposes. The Property Trustee shall give prompt written notice to the Depositor, the Administrators and to the Holders of any change in the location of the Securities Register or any such office or agency.

         SECTION 5.10.  APPOINTMENT OF PAYING AGENT.

         The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrators. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account solely for the purpose of making the Distributions referred to above. The Property Trustee may revoke such power and remove any Paying Agent in its sole discretion. The Paying Agent shall initially be the Property Trustee. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrators, and the Property Trustee. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Property Trustee shall appoint a successor (which shall be a bank or trust company) that is reasonably acceptable to the Administrators to act as Paying Agent. Such successor Paying Agent or any additional Paying Agent appointed by the Property Trustee shall execute and deliver to the Issuer Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Issuer Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent chosen by the Property Trustee unless the context requires otherwise.

         SECTION 5.11.  OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR.

         At the Closing Time, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. Neither the Depositor nor any successor Holder of the Common Securities may transfer less than all the Common Securities, and the Depositor or any such successor Holder may transfer the Common Securities only (i) in connection with a consolidation or merger of the Depositor into another entity or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to Section 8.1 of the Indenture, or (ii) to an Affiliate of the Depositor in compliance with applicable law (including the Securities Act and applicable state securities and blue sky laws). To the fullest extent permitted by law, any attempted transfer of the Common Securities, other than as set forth in the immediately preceding sentence, shall be void. The Administrators shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO THE DEPOSITOR OR AN AFFILIATE OF THE DEPOSITOR IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 5.11 OF THE TRUST AGREEMENT."

         SECTION 5.12.  NOTICES TO CLEARING AGENCY.

         To the extent that a notice or other communication to the Holders is required under this Trust Agreement, for so long as Capital Securities are represented by a Global Capital Securities Certificate, the Administrators and the Issuer Trustees shall give all such notices and communications specified herein to be given to the Clearing Agency, and shall have no obligations to the Owners.

         SECTION 5.13.  RIGHTS OF HOLDERS.

         (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Holders shall not have any right or title therein other than the undivided beneficial ownership interest in the assets of the Issuer Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Issuer Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Holders against payment of the purchase price therefor, as provided herein, will be fully paid and nonassessable by the Issuer Trust. Except as otherwise provided in Section 4.8, the Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         (b) For so long as any Capital Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Junior Subordinated Debentures fail to declare the principal of all of the Junior Subordinated Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Capital Securities then Outstanding shall have such right to make such declaration by a notice in writing to the Property Trustee, the Depositor and the Debenture Trustee.

         At any time after such a declaration of acceleration with respect to the Junior Subordinated Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, the Holders of a Majority in Liquidation Amount of the Capital Securities, by written notice to the Property

Trustee, the Depositor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

               (i) the Depositor has paid or deposited with the Debenture Trustee a sum sufficient to pay

                     (A) all overdue installments of interest on all of the
               Junior Subordinated Debentures,

                     (B) any accrued Additional Interest on all of the Junior
               Subordinated Debentures,

                     (C) the principal of (and premium, if any, on) any Junior
               Subordinated Debentures which have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Junior Subordinated Debentures, and

                     (D) all sums paid or advanced by the Debenture Trustee
               under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the Property Trustee, their agents and counsel; and

               (ii) all Debenture Events of Default other than the non-payment of the principal of the Junior Subordinated Debentures which has become due solely by such acceleration, have been cured or waived as provided in Section 5.13 of the Indenture.

         The Holders of at least a Majority in Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Junior Subordinated Debentures. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Capital Securities all or part of which is represented by Global Capital Securities, a record date shall be established for determining Holders of Outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; PROVIDED, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.13(b).

         (c) For so long as any Capital Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon a Debenture Event of Default specified in Section 5.1(1) or 5.1(2) of the Indenture, any Holder of Capital Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to
Section 5.9 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Junior Subordinated Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such Holder (a "DIRECT ACTION"). Except as set forth in Sections 5.13(b) and 5.13 (c), the Holders of Capital Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Junior Subordinated Debentures.

      The holders of a Majority in Liquidation Amount of the Capital Securities at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred on the Property Trustee with respect to the Capital Securities; PROVIDED, HOWEVER, that, the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Property Trustee in good faith shall determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Holders of Capital Securities not parties to such direction, and PROVIDED FURTHER that nothing in this Trust Agreement shall impair the right of the Property Trustee to take any action deemed proper by the Property Trustee and which is not inconsistent with such direction by such Holders.


                                  ARTICLE VI

                      ACTS OF HOLDERS; MEETINGS; VOTING

         SECTION 6.1.  LIMITATIONS ON HOLDER'S VOTING RIGHTS.

         (a) Except as provided in this Trust Agreement and in the Indenture and as otherwise required by law, no Holder of Capital Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Issuer Trust or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Trust Securities Certificates be construed so as to constitute the Holders from time to time as members of an association.

         (b) So long as any Junior Subordinated Debentures are held by the Property Trustee on behalf of the Issuer Trust, the Property Trustee shall not
(i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Property Trustee with respect to such Junior Subordinated Debentures, (ii) waive any past default that may be waived under Section 5.13 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Junior Subordinated Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Capital Securities, PROVIDED, HOWEVER, that where a consent under the Indenture would require the consent of each Holder of Junior Subordinated Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Capital Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of Capital Securities, except by a subsequent vote of the Holders of Capital Securities. Subject to Section 8.2, the Property Trustee shall notify all Holders of the Capital Securities of any notice of default received with respect to the Junior Subordinated Debentures. In addition to obtaining the foregoing approvals of the Holders of the Capital Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action will not cause the Issuer Trust to be taxable other than as a grantor trust for United States Federal income tax purposes.

         (c) If any proposed amendment to the Trust Agreement provides for, or the Issuer Trust otherwise proposes to effect, (i) any action that would adversely affect in any material respect the interests, powers, preferences or special rights of the Capital Securities, whether by way of amendment to the Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Issuer Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Trust Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Capital Securities, except as otherwise provided in
Section 10.2(c). Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Issuer Trust to be taxable other than as a grantor trust for United States Federal income tax purposes.

         SECTION 6.2.  NOTICE OF MEETINGS.

         Notice of all meetings of the Holders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to
Section 10.8 to each Holder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         SECTION 6.3.  MEETINGS OF HOLDERS.

         No annual meeting of Holders is required to be held. The Property Trustee, however, shall call a meeting of Holders to vote on any matter upon the written request of the Holders of record of 25% of the aggregate Liquidation Amount of the Capital Securities and the Administrators or the Property Trustee may, at any time in their discretion, call a meeting of Holders of Capital Securities to vote on any matters as to which Holders are entitled to vote.

         Holders of at least a Majority in Liquidation Amount of the Capital Securities, present in person or represented by proxy, shall constitute a quorum at any meeting of Holders of the Capital Securities.

         If a quorum is present at a meeting, an affirmative vote by the Holders of record present, in person or by proxy, holding Capital Securities representing at least a Majority in Liquidation Amount of the Capital Securities held by the Holders present, either in person or by proxy, at such meeting shall constitute the action of the Holders of Capital Securities, unless this Trust Agreement requires a greater number of affirmative votes.

         SECTION 6.4.  VOTING RIGHTS.

         Holders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Holders are entitled to vote.

         SECTION 6.5.  PROXIES, ETC.

         At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, PROVIDED that no proxy shall be voted at any meeting unless it shall have been placed on file with the Property Trustee, or with such other officer or agent of the Issuer Trust as the Property Trustee may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Holders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

         SECTION 6.6.  HOLDER ACTION BY WRITTEN CONSENT.

         Any action which may be taken by Holders at a meeting may be taken without a meeting if Holders holding at least a Majority in Liquidation Amount of all Trust Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any other provision of this Trust Agreement) shall consent to the action in writing.

         SECTION 6.7.  RECORD DATE FOR VOTING AND OTHER PURPOSES.

         For the purposes of determining the Holders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrators or Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

         SECTION 6.8.  ACTS OF HOLDERS.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Property Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Issuer Trustees, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Issuer Trustee or Administrator receiving the same deems sufficient.

         The ownership of Trust Securities shall be proved by the Securities Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Issuer Trustees, the Administrators or the Issuer Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

         If any dispute shall arise among the Holders, the Administrators or the Issuer Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Holder or Issuer Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

         A Holder may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Issuer Trust, any Issuer Trustee, any Administrator or any person or entity.

         SECTION 6.9.  INSPECTION OF RECORDS.

         Upon reasonable notice to the Administrators and the Property Trustee, the records of the Issuer Trust shall be open to inspection by Holders during normal business hours for any purpose reasonably related to such Holder's interest as a Holder.


                                 ARTICLE VII

                        REPRESENTATIONS AND WARRANTIES

         SECTION 7.1. REPRESENTATIONS AND WARRANTIES OF THE PROPERTY TRUSTEE AND THE DELAWARE TRUSTEE.

         The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Holders that:

         (a) The Property Trustee is a banking corporation with corporate trust powers, duly organized, validly existing and in good standing under the laws of New York, with corporate trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of this Trust Agreement.

         (b) The execution, delivery and performance by the Property Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Property Trustee; and this Trust Agreement has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (c) The execution, delivery and performance of this Trust Agreement by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Property Trustee.

         (d) At the Closing Time, the Property Trustee has not knowingly created any liens or encumbrances on the Trust Securities.

         (e) No consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority governing the banking or trust powers of the Property Trustee is required for the execution, delivery or performance by the Property Trustee, of this Trust Agreement.

         (f) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement.

         (g) The execution, delivery and performance by the Delaware Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and this Trust Agreement has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' right generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (h) The execution, delivery and performance of this Trust Agreement by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

         (i) No consent, approval or authorization of, or registration with or notice to any Delaware or federal banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee, of this Trust Agreement.

         (j) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

         SECTION 7.2.  REPRESENTATIONS AND WARRANTIES OF DEPOSITOR.

         The Depositor hereby represents and warrants for the benefit of the Holders that:

         (a) the Trust Securities Certificates issued at the Closing Time on behalf of the Issuer Trust have been duly authorized and will have been duly and validly executed, and, subject to payment therefor, issued and delivered by the Issuer Trust pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement, and the Holders will be, as of each such date, entitled to the benefits of this Trust Agreement; and

         (b) there are no taxes, fees or other governmental charges payable by the Issuer Trust (or the Administrators or Issuer Trustees on behalf of the Issuer Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by either the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.


                                 ARTICLE VIII

                   THE ISSUER TRUSTEES; THE ADMINISTRATORS

         SECTION 8.1.  CERTAIN DUTIES AND RESPONSIBILITIES.

         (a) The duties and responsibilities of the Issuer Trustees and the Administrators shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Issuer Trustees or the Administrators to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Issuer Trustees or the Administrators shall be subject to the provisions of this Section. Nothing in this Trust Agreement shall be construed to release an Administrator or an Issuer Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct. To the extent that, at law or in equity, an Issuer Trustee or Administrator has duties and liabilities relating to the Issuer Trust or to the Holders, such Issuer Trustee or Administrator shall not be liable to the Issuer Trust or to any Holder for such Issuer Trustee's or Administrator's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Issuer Trustees and Administrators otherwise existing at law or in equity, are agreed by the Depositor and the Holders to replace such other duties and liabilities of the Issuer Trustees and Administrators.

         (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent available for distribution to it as herein provided and that neither the Issuer Trustees nor the Administrators are personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Issuer Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

         (c) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement (including pursuant to Section 10.10), and no implied covenants shall be read into this Trust Agreement against the Property Trustee. If an Event of Default has occurred (that has not been cured or waived pursuant to this Trust Agreement or Section 5.13 of the Indenture), the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (d) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                     (A) the duties and obligations of the Property Trustee
               shall be determined solely by the express provisions of this Trust Agreement (including pursuant to Section 10.10), and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement (including pursuant to Section 10.10); and

                     (B) in the absence of bad faith on the part of the Property
               Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions that by any provision hereof or of the Trust Indenture Act are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement;

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of at least a Majority in Liquidation Amount of the Capital Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

               (iv) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Junior Subordinated Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

               (v) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section
         3.1 and except to the extent otherwise required by law;

               (vi) the Property Trustee shall not be responsible for monitoring the compliance by the Administrators or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of any other Issuer Trustee, the Administrators or the Depositor; and

               (vii) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Property Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) The Administrators shall not be responsible for monitoring the compliance by the Issuer Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall either Administrator be liable for the default or misconduct of any other Administrator, the Issuer Trustees or the Depositor.

         SECTION 8.2.  EVENTS OF DEFAULT; WAIVER.

         The Holders of a Majority in Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past Event of Default and its consequences, except a default described in clause (b) or (c) of the definition of "Event of Default" contained in Section 1.1, a default in respect of a covenant or provision which under this Trust Agreement cannot be modified or amended without the consent of the Holder of each

Outstanding Capital Security or a Debenture Event of Default that the Holders of a Majority in Liquidation Amount of the Capital Securities would not be entitled to waive pursuant to Section 5.13(b). Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent therefrom.

         SECTION 8.3.  CERTAIN NOTICES.

         (a) Within five Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee assigned to its Corporate Trust Office, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the Holders and the Administrators, unless such Event of Default shall have been cured or waived.

         (b) Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Junior Subordinated Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Holders and the Administrators, unless such exercise shall have been revoked.

         SECTION 8.4.  CERTAIN RIGHTS OF PROPERTY TRUSTEE.

         Subject to the provisions of Section 8.1:

         (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any direction or act of the Depositor contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

         (c) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, refiling or reregistration thereof;

         (d) the Property Trustee may consult with counsel of its own choosing (which counsel may be counsel to the Property Trustee, the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

         (e) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Holders pursuant to this Trust Agreement, unless such Holders shall have offered to the Property Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; PROVIDED that, nothing contained in this Section 8.4(e) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Trust Agreement in accordance with the standard specified in Section 8.1(c);

         (f) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

         (g) the Property Trustee may execute any of the trusts or powers hereunder or perform any of its duties hereunder either directly or by or through its agents or attorneys, PROVIDED that the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders (which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action), (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

         (i) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement;

         (j) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrators; and

         (k) the Property Trustee shall not be charged with knowledge of an Event of Default unless an officer of the Property Trustee assigned to its Corporate Trust Office obtains actual knowledge of such event or the Property Trustee receives written notice of such event from the Depositor, any Administrator or Holders holding a Majority in Liquidation Amount of the Capital Securities.

         No provision of this Trust Agreement shall be deemed to impose any duty or obligation on any Issuer Trustee or Administrator to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to any Issuer Trustee or Administrator shall be construed to be a duty.

         SECTION 8.5.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Issuer Trust, and the Issuer Trustees and the Administrators do not assume any responsibility for their correctness. The Issuer Trustees and the Administrators shall not be accountable for the use or application by the Depositor of the proceeds of the Junior Subordinated Debentures.

         SECTION 8.6.  MAY HOLD SECURITIES.

         Except as provided in the definition of the term "OUTSTANDING" in
Article I, the Administrators, any Issuer Trustee or any other agent of any Issuer Trustee or the Issuer Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.9 and 8.14, may otherwise deal with the Issuer Trust with the same rights it would have if it were not an Administrator, Issuer Trustee or such other agent.

         SECTION 8.7.  COMPENSATION; INDEMNITY; FEES.

         The Depositor, as borrower, agrees:

         (a) to pay to the Issuer Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) to reimburse the Issuer Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Issuer Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence or willful misconduct; and

         (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Issuer Trustee, (ii) each Administrator, (iii) any Affiliate of any Issuer Trustee, (iv) any officer, director, shareholder, employee, representative or agent of any Issuer Trustee, and (v) any employee or agent of the Issuer Trust, (referred to herein as an "INDEMNIFIED PERSON") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The provisions of this Section 8.7 shall survive the termination of this Trust Agreement.

         No Issuer Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.7.

         The Depositor, any Administrator and any Issuer Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Issuer Trust, and the Issuer Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Issuer Trust, shall not be deemed wrongful or improper. Neither the Depositor, any Administrator, nor any Issuer Trustee shall be obligated to present any particular investment or other opportunity to the Issuer Trust even if such opportunity is of a character that, if presented to the Issuer Trust, could be taken by the Issuer Trust, and the Depositor, any Administrator or any Issuer Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Issuer Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

         SECTION 8.8. CORPORATE PROPERTY TRUSTEE REQUIRED; ELIGIBILITY OF TRUSTEES AND ADMINISTRATORS.

         (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank and eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this
Article VIII. At the time of appointment, the Property Trustee must have securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization.

         (b) There shall at all times be one or more Administrators hereunder. Each Administrator shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity. An employee, officer or Affiliate of the Depositor may serve as an Administrator.

         (c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

         SECTION 8.9.  CONFLICTING INTERESTS.

         (a) If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

         (b) The Guarantee and the Indenture shall be deemed to be sufficiently described in this Trust Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

         SECTION 8.10.  CO-TRUSTEES AND SEPARATE TRUSTEE.

         At any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Depositor and the Administrators shall for such purpose join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor or the Administrators do not join in such appointment within 15 days after the receipt by them of a request to do so, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have the power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

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

         Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor, provided, that, if a Debenture Event of Default shall have occurred and be continuing the Property Trustee may execute any such instrument on behalf of the Depositor as its agent and attorney-in-fact therefor.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

         (a) The Trust Securities Certificates shall be authenticated by the Property Trustee, and the Trust Securities Certificates shall be authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Property Trustees specified hereunder, shall be exercised, solely by the Property Trustee and not by such co-trustee or separate trustee.

         (b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

         (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal, provided, that, if a Debenture Event of Default shall have occurred and be continuing the Property Trustee may execute any such instruments or agreements on behalf of the Depositor as its agent and attorney-in-fact therefor. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 8.10.

         (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

         (e) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

         (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         SECTION 8.11.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         No resignation or removal of any Issuer Trustee (the "Relevant Trustee") and no appointment of a successor Issuer Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Issuer Trustee in accordance with the applicable requirements of
Section 8.12.

         Subject to the immediately preceding paragraph, an Issuer Trustee may resign at any time by giving written notice thereof to the Holders and the Depositor. If the instrument of acceptance by the successor Issuer Trustee required by Section 8.12 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Issuer Trust, any competent court of the State of Delaware for the appointment of a successor Issuer Trustee.

         The Property Trustee or the Delaware Trustee may be removed at any time by Act of the Holders of at least a Majority in Liquidation Amount of the Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Issuer Trust) (i) for cause (including upon the occurrence of an Event of Default described in subparagraph (e) of the definition thereof with respect to the Relevant Trustee), or (ii) if a Debenture Event of Default shall have occurred and be continuing at any time.

         If a Relevant Trustee shall resign, be removed or become incapable of acting as Issuer Trustee, or if any vacancy shall occur in the office of any Issuer Trustee for any cause, the Depositor shall appoint a successor Relevant Trustee. Within one year after the appointment by the Depositor of a successor Relevant Trustee, the Holders of the Capital Securities, by Act of the Holders of record of not less than 25% in aggregate Liquidation Amount of the Capital Securities then Outstanding delivered to such Relevant Trustee, may appoint a successor Relevant Trustee, and such successor Relevant Trustee shall comply with the applicable requirements of Section 8.12 and the successor Relevant Trustee appointed by the Depositor shall be superseded. If no successor Trustee shall have been so appointed by the Depositor or the Holders of the Capital Securities and accepted appointment in the manner required by Section 8.12, any Holder, on behalf of himself and all others similarly situated, or any other Issuer Trustee, may petition any court in the State of Delaware for the appointment of a successor Trustee.

         The Property Trustee shall give notice of each resignation and each removal of a Relevant Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 10.8 and shall give notice to the Depositor and to the Administrators. Each notice shall include the name of the Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

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

         Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Delaware Trustee who is a natural person dies or becomes, in the opinion of the Holders of the Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrators if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Delaware Trustee, set forth in Section 8.8).

         SECTION 8.12.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each such successor Relevant Trustee with respect to the Trust Securities shall execute, acknowledge and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Issuer Trust, and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Issuer Trust or any successor Relevant Trustee such retiring Relevant Trustee shall, upon payment of its charges, duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

         Upon request of any such successor Relevant Trustee, the Issuer Trust and the Depositor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to above.

         No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be eligible under this Article VIII.

         SECTION 8.13. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any Person into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, PROVIDED that such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


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

         SECTION 8.14. PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR OR ISSUER TRUST.

         If and when the Property Trustee shall be or become a creditor of the Depositor (or any other obligor upon the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor (or any such other obligor) only if this Trust Agreement is subject to the Trust Indenture Act.

         SECTION 8.15.  TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Issuer Trust or any other obligor upon the Trust Securities or the property of the Issuer Trust or of such other obligor, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Issuer Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

         (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

         (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

         Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 8.16.  REPORTS BY PROPERTY TRUSTEE.

         (a) Not later than July 15 of each year commencing with July 15, 1999, the Property Trustee shall transmit to all Holders in accordance with Section 10.8, and to the Depositor, a brief report dated as of the immediately preceding May 15 concerning the Property

Trustee and its actions under this Trust Agreement if and as may be required pursuant to Section 313(a) of the Trust Indenture Act.

         (b) In addition the Property Trustee shall transmit to Holders such other reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with the Depositor.

         SECTION 8.17.  REPORTS TO THE PROPERTY TRUSTEE.

         The Depositor and the Administrators on behalf of the Issuer Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a)(4) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. The Depositor and the Administrators shall annually file with the Property Trustee a certificate specifying whether such Person is in compliance with all the terms and covenants applicable to such Person hereunder, such compliance certificate to be delivered annually within 120 days after the end of each fiscal year of the Depositor ending after the date hereof.

         SECTION 8.18.  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

         Each of the Depositor and the Administrators on behalf of the Issuer Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

         SECTION 8.19.  NUMBER OF ISSUER TRUSTEES.

         (a) The number of Issuer Trustees shall be two. The Property Trustee and the Delaware Trustee may be the same Person, in which case, the number of Issuer Trustees may be one.

         (b) If an Issuer Trustee ceases to hold office for any reason, a vacancy shall occur. The vacancy shall be filled with an Issuer Trustee appointed in accordance with Section 8.10.

         (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of an Issuer Trustee shall not operate to annul, dissolve or terminate the Issuer Trust.

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

         SECTION 8.20.  DELEGATION OF POWER.

         (a) Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a) or making any governmental filing; and

         (b) The Administrators shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Issuer Trust or the names of the Administrators or otherwise as the Administrators may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement.

         SECTION 8.21.  APPOINTMENT OF ADMINISTRATORS.

         (a) The Administrators shall be appointed by the Holders of a Majority in Liquidation Amount of the Common Securities and may be removed by the Holders of a Majority in Liquidation Amount of the Common Securities or may resign at any time. Upon any resignation or removal, the Depositor shall appoint a successor Administrator. Each Administrator shall execute this Trust Agreement thereby agreeing to comply with, and be legally bound by, all of the terms, conditions and provisions of this Trust Agreement. If at any time there is no Administrator, the Property Trustee or any Holder who has been a Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrators.

         (b) Whenever a vacancy in the number of Administrators shall occur, until such vacancy is filled by the appointment of an Administrator in accordance with this Section 8.21, the Administrators in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrators and shall discharge all the duties imposed upon the Administrators by this Trust Agreement.

         (c) Notwithstanding the foregoing, or any other provision of this Trust Agreement, in the event any Administrator who is a natural person dies or becomes, in the opinion of the Holders of a Majority in Liquidation Amount of the Common Securities, incompetent, or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the remaining Administrators, if there were at least two of them prior to such vacancy, and by the Depositor, if there were not two such Administrators immediately prior to such vacancy (with the successor in each case being a Person who satisfies the eligibility requirement for Administrators set forth in Section 8.8).

         Except as otherwise provided in this Trust Agreement, or by applicable law, any one Administrator may execute any document or otherwise take any action which the Administrators are authorized to take under this Trust Agreement.

         SECTION 8.22.  DELAWARE TRUSTEE.

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

         (a) Notwithstanding any other provision of this Trust Agreement other than Section 8.8, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrators or the Property Trustee described in this Trust Agreement. Except as set forth in Section 8.8, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Business Trust Act.

         (b) It is expressly understood and agreed by the parties hereto that in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Issuer Trust, (i) any agreements or instruments executed or delivered by Chase Manhattan Bank Delaware are executed and delivered not in its individual capacity but solely as Delaware Trustee under this Trust Agreement in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by Chase Manhattan Bank Delaware in its individual capacity but is made and intended for the purpose of binding only the Issuer Trust, and (iii) under no circumstances shall Chase Manhattan Bank Delaware in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Issuer Trust or be liable for the breach or failure of any obligation, representation, warranty, or covenant made or undertaken by the Issuer Trust under this Trust Agreement except if such breach or failure is due to any gross negligence or willful misconduct of the Delaware Trustee.

                                  ARTICLE IX

                     DISSOLUTION, LIQUIDATION AND MERGER

         SECTION 9.1.  DISSOLUTION UPON EXPIRATION DATE.

         Unless earlier dissolved pursuant to an Early Termination Event, the Issuer Trust shall automatically dissolve on July 15, 2029 (the "EXPIRATION DATE"), and thereafter the Trust Property shall be distributed in accordance with Section 9.4.

         SECTION 9.2.  EARLY DISSOLUTION.

         The first to occur of any of the following events is an "EARLY TERMINATION EVENT" and shall cause dissolution of the Issuer Trust.

         (a) the occurrence of the appointment of a receiver or other similar official in any liquidation, insolvency or similar proceeding with respect to the Depositor or all or substantially all of its property, or a court or other governmental agency shall enter a decree or order relating to the Depositor for relief in a voluntary or involuntary case under Chapter 7 or Chapter 11 of the United States Bankruptcy Code or any other similar state or federal law now or hereafter in effect and such decree or order shall remain unstayed and undischarged for a period of 60 days, unless the Depositor shall transfer the Common Securities as provided by Section 5.11, in which case this provision shall refer instead to any such successor Holder of the Common Securities;

         (b) the written direction to the Property Trustee from the Holder of the Common Securities at any time to dissolve the Issuer Trust and to distribute the Junior Subordinated Debentures to Holders in exchange for the Capital Securities (which direction, subject to Section 9.4(a), is optional and wholly within the discretion of the Holders of the Common Securities);

         (c) the repayment of all of the Capital Securities in connection with the redemption of all the Junior Subordinated Debentures; and

         (d) the entry of an order for dissolution of the Issuer Trust by a court of competent jurisdiction.

         SECTION 9.3.  TERMINATION.

         As soon as is practicable after the occurrence of an event referred to in Section 9.1 or 9.2, and upon the completion of the winding-up and liquidation of the Issuer Trust, the Administrators and the Issuer Trustees (each of whom is hereby authorized to take such action) shall file a certificate of cancellation with the Secretary of State of the State of Delaware terminating the Issuer Trust and, upon such filing, the respective obligations and responsibilities of the Issuer Trustees, the Administrators and the Issuer Trust created and continued hereby shall terminate, except as otherwise required by law or this Trust Agreement.

         SECTION 9.4.  LIQUIDATION.

         (a) If an Early Termination Event specified in clause (a), (b) or (d) of Section 9.2 occurs or upon the Expiration Date, the Issuer Trust shall be wound-up and liquidated by the Property Trustee as expeditiously as the Property Trustee determines to be possible by distributing, after paying or making reasonable provision to pay all claims and obligations of the Issuer Trust in accordance with Section 3808(e) of the Delaware Business Trust Act, to each Holder a Like Amount of Junior Subordinated Debentures, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 15 nor more than 45 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

               (i)   state the Liquidation Date;

               (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debentures; and

               (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated

         Debentures, or if Section 9.4(d) applies receive a Liquidation Distribution, as the Administrators or the Property Trustee shall deem appropriate.

         (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Issuer Trust and distribution of the Junior Subordinated Debentures to Holders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 30 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debentures in exchange for the Outstanding Trust Securities Certificates.

         (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency for the Capital Securities or its nominee, as the registered holder of the Global Capital Securities Certificate, shall receive a registered global certificate or certificates representing the Junior Subordinated Debentures to be delivered upon such distribution with respect to Capital Securities held by the Clearing Agency or its nominee, and, (iii) any Trust Securities Certificates not held by the Clearing Agency for the Capital Securities or its nominee as specified in clause (ii) above will be deemed to represent Junior Subordinated Debentures having a principal amount equal to the stated Liquidation Amount of the Trust Securities represented thereby and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Trust Securities until such certificates are presented to the Securities Registrar for transfer or reissuance.

         (d) If, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Junior Subordinated Debentures is not practical, or if any Early Termination Event specified in clause (c) of
Section 9.2 occurs, the Issuer Trust shall be dissolved, and the Trust Property shall be liquidated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution of the Issuer Trust, Holders will be entitled to receive out of the assets of the Issuer Trust available for distribution to Holders, after paying or making reasonable provision to pay all claims and obligations of the Issuer Trust in accordance with Section 3808(e) of the Delaware Business Trust Act, an amount equal to the aggregate of Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "LIQUIDATION DISTRIBUTION"). If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Issuer Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Issuer Trust on the Trust Securities shall be paid on a PRO RATA basis (based upon Liquidation Amounts). The Holders of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, PRO RATA (determined as aforesaid) with Holders of Capital Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities as provided in Section 4.3.

         SECTION 9.5. MERGERS, CONSOLIDATIONS, AMALGAMATIONS OR REPLACEMENTS OF THE ISSUER TRUST.

         The Issuer Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any entity, except pursuant to this Section
9.5. At the request of the Holders of the Common Securities, and with the consent of the Holders of at least a Majority in Liquidation Amount of the Capital Securities, but without the consent of the Issuer Trustees, the Issuer Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; PROVIDED, HOWEVER, that (i) such successor entity either (a) expressly assumes all of the obligations of the Issuer Trust with respect to the Capital Securities or (b) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "SUCCESSOR CAPITAL SECURITIES") so long as the Successor Capital Securities have the same priority as the Capital Securities with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) a trustee of such successor entity possessing the same powers and duties as the Property Trustee is appointed to hold the Junior Subordinated Debentures, (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Capital Securities) to be downgraded by any nationally recognized statistical rating organization, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Capital Securities (including any Successor Capital Securities) in any material respect,
(v) such successor entity has a purpose substantially identical to that of the Issuer Trust, (vi) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Property Trustee has received an Opinion of Counsel from independent counsel experienced in such matters to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights preferences and privileges of the Holders of the Capital Securities (including any Successor Capital Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Issuer Trust nor such successor entity will be required to register as an "investment company" under the Investment Company Act and (vii) the Depositor or any permitted transferee to whom it has transferred the Common Securities hereunder owns all of the securities of such successor entity that are equivalent to the Common Securities and guarantees the obligations of such successor under the Successor Capital Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Issuer Trust shall not, except with the consent of holders of 100% in Liquidation Amount of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Issuer Trust or the successor entity to be taxable other than as a grantor trust for United States Federal income tax purposes. Any merger agreement or similar agreement shall be executed by the Administrators on behalf of the Trust.

                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

         SECTION 10.1.  LIMITATION OF RIGHTS OF HOLDERS.

         Except as set forth in Section 9.2, the death or incapacity of any person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such person or any Holder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         SECTION 10.2.  AMENDMENT.

         (a) This Trust Agreement may be amended from time to time by the Property Trustee and the Holders of a Majority in Liquidation Amount of the Common Securities, without the consent of any Holder of the Capital Securities
(i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, PROVIDED, HOWEVER, that such amendment shall not adversely affect in any material respect the interests of any Holder, (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Issuer Trust will not be taxable other than as a grantor trust for United States Federal income tax purposes at any time that any Trust Securities are Outstanding or to ensure that the Issuer Trust will not be required to register as an investment company under the Investment Company Act or (iii) in accordance with the requirements of Section 8.12.

         (b) Except as provided in Section 10.2(c) hereof, any provision of this Trust Agreement may be amended by the Property Trustee and the Holders of a Majority in Liquidation Amount of the Common Securities with (i) the consent of Holders of at least a Majority in Liquidation Amount of the Capital Securities and (ii) receipt by the Issuer Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Issuer Trustees in accordance with such amendment will not affect the Issuer Trust's being taxable as a grantor trust for United States Federal income tax purposes or cause the Issuer Trust to lose its exemption from status as an "investment company" under the Investment Company Act.

         (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Holder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or
(ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

         (d) Notwithstanding any other provisions of this Trust Agreement, no Issuer Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Issuer Trust to fail or cease to qualify for the exemption from status as an "investment company" under the Investment Company Act or be taxable other than as a grantor trust for United States Federal income tax purposes.

         (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor and the Administrators, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor or the Administrators.

         (f) In the event that any amendment to this Trust Agreement is made, the Administrators or the Property Trustee shall promptly provide to the Depositor a copy of such amendment.

         (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement or otherwise. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

         (h) The Administrators shall give notice to the Holders of each amendment to this Trust Agreement, provided, however, that any failure by the Administrators to deliver, or any defect in, such notice, shall not affect the validity or effectiveness of any such amendment.

         SECTION 10.3.  SEPARABILITY.

         In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 10.4.  GOVERNING LAW.

         THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE ISSUER TRUST, THE DEPOSITOR, THE ISSUER TRUSTEES AND THE ADMINISTRATORS SHALL GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE HOLDERS, THE ISSUER TRUST, THE DEPOSITOR, THE ISSUER TRUSTEES, THE ADMINISTRATORS OR THIS TRUST AGREEMENT ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS OTHER THAN THE DELAWARE

BUSINESS TRUST ACT THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY,
(D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL,
(F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE ISSUER TRUSTEES OR THE ADMINISTRATOR AS SET FORTH OR REFERENCED IN THIS TRUST AGREEMENT. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE ISSUER TRUST. NOTWITHSTANDING THE FOREGOING, THE IMMUNITIES AND STANDARD OF CARE OF THE PROPERTY TRUSTEE IN CONNECTION WITH THE ADMINISTRATION OF ITS TRUSTS AND DUTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 10.5.  PAYMENTS DUE ON NON-BUSINESS DAY.

         If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Sections 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no Distributions shall accumulate on such unpaid amount for the period after such date.

         SECTION 10.6.  SUCCESSORS.

         This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Issuer Trust, the Administrators and any Issuer Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article VIII of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

         SECTION 10.7.  HEADINGS.

         The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

         SECTION 10.8.  REPORTS, NOTICES AND DEMANDS.

         Any report, notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Holder or the Depositor may be given or served in writing by deposit thereof, first class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Capital Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of Common Securities or the Depositor, to United Community Banks, Inc., 59 Highway 515, Blairsville, Georgia 30512, Attention: Christopher J. Bledsoe, facsimile no.:
(706)745-8619 or to such other address as may be specified in a written notice by the Depositor to the Property Trustee. Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission. Such notice, demand or other communication to or upon the Depositor shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Depositor.

         Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Issuer Trust, the Property Trustee, the Delaware Trustee or the Administrators shall be given in writing addressed (until another address is published by the Issuer Trust) as follows: (a) with respect to the Property Trustee to The Chase Manhattan Bank, 450 West 33rd Street, 15th Floor, New York, New York, 10001, Attention: Corporate Trustee Administration Department; (b) with respect to the Delaware Trustee to Chase Manhattan Bank Delaware, 1201 Market Street, Wilmington, Delaware 19801, Attention: Corporate Trustee Administration Department; (c) with respect to the Administrators, to them at the address above for notices to the Depositor, marked "Attention: Office of the Chief Financial Officer" and (d) with respect to the Issuer Trust to United Community Capital Trust C/O United Community Banks, Inc., 59 Highway 515, Blairsville, Georgia 30512, attention: Christopher J. Bledsoe. Such notice, demand or other communication to or upon the Issuer Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Issuer Trust, the Property Trustee, or such Administrator.

         SECTION 10.9  AGREEMENT NOT TO PETITION.

         Each of the Issuer Trustees, the Administrators and the Depositor agree for the benefit of the Holders that, until at least one year and one day after the Issuer Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Issuer Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "BANKRUPTCY LAWS") or otherwise join in the commencement of any proceeding against the Issuer Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Issuer Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Issuer Trustee or the Issuer Trust may assert. If any Issuer Trustee or Administrator takes action in violation of this Section 10.9, the Depositor agrees, for the benefit of the Holders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by such Person against the Issuer Trust or the commencement of such action and raise the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Depositor may assert. The provisions of this Section 10.9 shall survive the termination of this Trust Agreement.

         SECTION 10.10.  TRUST  INDENTURE ACT;  CONFLICT WITH TRUST  INDENTURE
ACT.

         (a) TRUST INDENTURE ACT; APPLICATION. (i) This Trust Agreement is intended to be in conformity with the provisions of the Trust Indenture Act that would be required to be part of this Trust Agreement were this Trust Agreement to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions; (ii) if and to the extent that any provision of this Trust Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control; (iii) if any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or excluded, as the case may be, (iv) for purposes of this Trust Agreement, the Property Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Issuer Trustee which is a trustee for the purposes of the Trust Indenture Act; and (v) the application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Capital Securities and the Common Securities as equity securities representing undivided beneficial interests in the assets of the Issuer Trust.

         (b) DISCLOSURE INFORMATION. The disclosure of information as to the names and addresses of the Holders of Trust Securities in accordance with
Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Property Trustee be held accountable by reason of mailing any material pursuant to a request made under
Section 312(b) of the Trust Indenture Act.

         SECTION 10.11. ACCEPTANCE OF TERMS OF TRUST AGREEMENT, GUARANTEE AND INDENTURE.

         THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT, THE GUARANTEE

AND THE INDENTURE, AND THE AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE ISSUER TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE ISSUER TRUST AND SUCH HOLDER AND SUCH OTHERS.

                                   * * * *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed, all as of the day and year first above written.

                                          UNITED COMMUNITY BANKS, INC.,
                                          as Depositor


                                          By:/s/Jimmy C. Tallent
                                             -----------------------------
                                                Name:  Jimmy C. Tallent
                                                Title: President


                                         THE CHASE MANHATTAN BANK,
                                         as  Property  Trustee,  and not in its
                                         individual capacity


                                         By:/s/William G. Keenan
                                            -------------------------------
                                                Name:  William G. Keenan
                                                Title: Trust Officer



                                          CHASE MANHATTAN BANK DELAWARE,
                                          as Delaware Trustee, and not
                                          in its individual capacity


                                          By:/s/Denis Kelly
                                             ------------------------------
                                                Name:  Denis Kelly
                                                Title: Trust Officer
Agreed to and Accepted by,


/s/Jimmy C. Tallent
----------------------
Name: Jimmy C. Tallent
Title: Administrator


/s/Christopher J. Bledsoe
-------------------------
Name: Christopher J. Bledsoe
Title: Administrator

                                                                     EXHIBIT A




[INSERT CERTIFICATE OF TRUST FILED WITH DELAWARE]

                                                                     EXHIBIT B



[INSERT FORM OF CERTIFICATE DEPOSITARY AGREEMENT]

                                                                     EXHIBIT C


               THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO THE
                   DEPOSITOR OR AN AFFILIATE OF THE DEPOSITOR
                     IN COMPLIANCE WITH APPLICABLE LAW AND
                      SECTION 5.11 OF THE TRUST AGREEMENT


Certificate Number                                 Number of Common Securities

C-__


                    Certificate Evidencing Common Securities
                                       of
                         United Community Capital Trust

                            8.125% Common Securities
                (liquidation amount $1,000 per Common Security)


         United Community Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that United Community Banks, Inc. (the "Holder") is the registered owner of ____________ (_____) common securities of the Issuer Trust representing undivided beneficial interests in the assets of the Issuer Trust and designated the 8.125% Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). Except in accordance with Section 5.11 of the Trust Agreement (as defined below), the Common Securities are not transferable and any attempted transfer hereof other than in accordance therewith shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of July 20, 1998, as the same may be amended from time to time (the "Trust Agreement") among United Community Banks, Inc., as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, and the Holders of Trust Securities, including the designation of the terms of the Common Securities as set forth therein. The Issuer Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Issuer Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

         Terms used but not defined herein have the meanings set forth in the Trust Agreement.

         IN WITNESS WHEREOF, one of the Administrators of the Issuer Trust has executed this certificate this _____ day of _______, 199__.

                                          UNITED COMMUNITY CAPITAL TRUST


                                          By:
                                              -------------------------------
                                                 ADMINISTRATOR




Certificate of Authentication:

This is one of the Common Securities referred to in the within-mentioned Trust Agreement.

THE CHASE MANHATTAN BANK,
  as Property Trustee



By:
    ----------------------------------
      Name:
      Authorized Officer

                                                                       EXHIBIT D

                         CAPITAL SECURITIES CERTIFICATE

         [IF THE CAPITAL SECURITIES CERTIFICATE IS TO BE A GLOBAL CAPITAL SECURITIES CERTIFICATE, INSERT -- This Capital Securities Certificate is a Global Capital Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Capital Securities Certificate is exchangeable for Capital Securities Certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Trust Agreement and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, except in the limited circumstances described in the Trust Agreement.

         Unless this Capital Securities Certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to United Community Capital Trust or its agent for registration of transfer, exchange or payment, and any Capital Securities Certificate issued is registered in the name of such nominee as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL inasmuch as the registered owner hereof, has an interest herein.]

[If the Capital Security is to be a Restricted Capital Security,  {Insert}]

         THE CAPITAL SECURITIES EVIDENCED HEREBY AND ANY JUNIOR SUBORDINATED DEBENTURES ISSUABLE IN CONNECTION THEREWITH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT IN A TRANSACTION THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS. THE HOLDER OF THIS CAPITAL SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS CAPITAL SECURITY

FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THE CAPITAL SECURITIES OR ANY JUNIOR SUBORDINATED DEBENTURES DISTRIBUTABLE TO HOLDERS OF THE CAPITAL SECURITIES.

         THE CAPITAL SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 (100 CAPITAL SECURITIES). ANY SUCH TRANSFER OF CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

                                                                    [INITIAL]*
CERTIFICATE NUMBER                                AGGREGATE LIQUIDATION AMOUNT

       P-__    ______________________
                                                          (CAPITAL SECURITIES)

                           CUSIP NO. ________________

                   CERTIFICATE EVIDENCING CAPITAL SECURITIES

                                       OF

                         UNITED COMMUNITY CAPITAL TRUST

                           8.125% CAPITAL SECURITIES

                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)


         United Community Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that ________ (the "Holder") is the registered owner of [the aggregate Liquidation Amount of Capital Securities of the Issuer Trust specified in Schedule I hereto]* [____________ Dollars ($_______) aggregate Liquidation Amount of capital securities of the Issuer Trust]** representing a preferred undivided beneficial interest in the assets of the Issuer Trust and designated the United Community Capital Trust 8.125% Capital Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.5 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of July 20, 1998, as the same may be amended from time to time (the "Trust Agreement"), among United Community Banks, Inc., as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, and the Holders of Trust Securities, including the designation of the terms of the Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by United Community Banks, Inc., a Georgia bank holding company, and The Chase Manhattan Bank, as Guarantee Trustee, dated as of July 20, 1998 (the "Guarantee Agreement"), to the extent provided therein. The Issuer Trust will furnish a copy of the Trust Agreement and the Guarantee Agreement to the Holder without charge upon written request to the Issuer Trust at its principal place of business or registered office.

--------------------

* Insert in Global Capital Security Certificate
**Insert in Non-Global Capital Security Certificate

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

         Terms used but not defined herein have the meanings set forth in the Trust Agreement.

         IN WITNESS WHEREOF, one of the Administrators of the Issuer Trust has executed this certificate this _____ day of _______________, 199__.

                                          UNITED COMMUNITY CAPITAL TRUST



                                          By:
                                              --------------------------------
                                                 ADMINISTRATOR


Certificate of Authentication

This is one of the Capital Securities referred to in the within-mentioned Trust Agreement.

THE CHASE MANHATTAN BANK,
  as Property Trustee


By:
   ---------------------------
   Name:
   Authorized Officer

                                  Schedule I*

The initial Liquidation Amount of Capital Securities evidenced by this Global Capital Securities Certificate is $_______.

     Changes in Liquidation Amount of Global Capital Securities Certificate

Date          Liquidation Amount by     Liquidation Amount of   Notation Made
              which Global Capital      Global Capital          by
              Securities Certificate    Securities Certificate
              is Being Increased or     After Increase or
              Decreased                 Decrease





*Insert in Global Capital Security Certificate

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:

--------------------------------------------------------------------------------
                   (Insert assignee's social security or tax
                             identification number)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (Insert address and zip code of assignee)

and irrevocably appoints
                         -------------------------------------------------------

--------------------------------------------------------------------------------

agent to transfer this Capital Securities Certificate on the books of the Issuer Trust. The agent may substitute another to act for him or her.


Date:  __________________

Signature:     __________________________________
               (Sign exactly as your name appears
               on the other side of this Capital
               Securities Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                                                     EXHIBIT E



              [Form of Restricted Securities Certificate]

                   RESTRICTED SECURITIES CERTIFICATE

                  (For transfers pursuant to ss. 5.5(b)
                        of the Trust Agreement)


[--------------------------],
 as Security Registrar
[address]

         Re:   8.125%  Capital Securities of United Community Capital Trust
               (the "Issuer Trust") (the "Capital Securities")
               -----------------------------------------------
         Reference is made to the Amended and Restated Trust Agreement, dated as of July 20, 1998 (the "Trust Agreement"), among United Community Banks, Inc., as Depositor (the "Company"), The Chase Manhattan Bank, as Property Trustee and Chase Manhattan Bank Delaware, as Delaware Trustee, and the Holders (as defined therein) from time to time. Terms used herein and defined in the Trust Agreement or in Regulation D, Rule 144A or Rule 144 under the U.S. Securities Act of 1933, as amended, (the "Securities Act"), are used herein as so defined.

         This certificate relates to $__________ aggregate Liquidation Amount of Capital Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

         CUSIP No(s):
                      --------------------------------------------------------

         CERTIFICATE No(s):
                            --------------------------------------------------

The person in whose name this certificate is executed below (the "UNDERSIGNED") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "OWNER." The Specified Securities are registered in the name of the Undersigned, as or on behalf of the Owner.

      The Owner has requested that the Specified Securities be transferred to a person (the "TRANSFEREE") who will take delivery in the form of a Restricted Capital Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is


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being effected pursuant to an effective registration statement under the
Securities Act, it is being effected in accordance with Rule 144A, Regulation D, Regulation S or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies that

            (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                  (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "QUALIFIED INSTITUTIONAL BUYER" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                  (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer.

            (2) Regulation S Transfers. If the transfer is being effected in accordance with Regulation S:

                  (A) the Owner is not a distributor of the Securities, an
            affiliate of the Company or the Issuer Trust or any such distributor or a person acting on behalf of any of the foregoing;

                  (B) the offer of the Specified Securities was not made to a person in the United States;

                  (C)   either;

                        (i) at the time the buy order was originated, the
                  Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                        (ii) the transaction is being executed in, on or through
                  the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf know that the transaction has been prearranged with a buyer in the United States;

                  (D) no directed selling efforts within the meaning of
            Regulation S have been made in the United States by or on behalf of the Owner or any affiliate thereof; and

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                  (E) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            (3) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                  (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule
            144) has elapsed since the date the Specified Securities were acquired from the Company or the Issuer Trust or from an affiliate (as such term is defined in Rule 144) of the Company or the Issuer Trust, or such shorter period as Rule 144 may hereinafter require, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs (e), (f) and (h) of Rule 144;

                  (B) the transfer is occurring after a holding period of at least two years has elapsed since the date the Specified Securities were acquired from the Company or the Issuer Trust or from an affiliate (as such term is defined in Rule 144) of the Company or the Issuer Trust, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company or the Issuer Trust; or

                  (C) the Owner is a Qualified Institutional Buyer under Rule
            144A or has acquired the Securities otherwise in accordance with Sections (1), (2) or (3) hereof and is transferring the Securities to an institutional accredited investor in a transaction exempt from the requirements of the Securities Act, and in accordance with
            Section 4 hereof.

            (4) Institutional Accredited Investor Transfers. If the transfer is to an Institutional Accredited Investor:

                  (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is an "INSTITUTIONAL ACCREDITED INVESTOR" within the meaning of Rule 501(a)(1), (2), (3) or (7) under Securities Act acquiring for its own account or for the account of a qualified institutional buyer;

                  (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Regulation D under the Securities Act in connection with the transfer; and

                  (C) no general solicitation within the meaning of Regulation D has been made by or on behalf of the Owner or any affiliate thereof.


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         This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Issuer Trust and the Initial Purchaser.



Dated:
                                          --------------------------------------
                                          (Print the name of the Undersigned, as
                                          such term is defined in the second
                                          paragraph of this certificate.)



                                          By: ----------------------------------
                                                Name:
                                                Title:



                                          (If the Undersigned is a corporation,
                                          partnership or fiduciary, the title of
                                          the person signing on behalf of the
                                          Undersigned must be stated.)